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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------
                                  SCHEDULE 14A
     Information Required in Proxy Statement Schedule 14A Information Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                             Filed by the Registrant   [X]
                   Filed by a Party other than the Registrant  [ ]
                           Check the appropriate box:
   [X]     Preliminary Proxy Statement
   [ ]     Confidential, For Use Of The Commission Only (As Permitted
             By Rule 14a- 6(e)(2))
   [ ]     Definitive Proxy Statement
   [ ]     Definitive Additional Materials
   [ ]     Soliciting Material Pursuant Rule to 14a-11 or Rule 14a-12
                               ------------------

                        PAK MAIL CENTERS OF AMERICA, INC.
                (Name of Registrant as Specified in its Charter)

                                      None
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

   [ ]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: Common Stock, par value $.001 per share, of Pak Mail Centers of America, Inc.

(2)      Aggregate number of securities to which transaction applies:
         980,659 shares of common stock and 108,160 options to purchase shares of common stock.

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     The filing fee of $11.00 was determined based upon the product of 980,659 shares of common stock and the merger consideration of $0.0516 per share. In accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying the amount calculated pursuant to the preceding sentence by 1/50 of one percent.

(4)      Proposed maximum aggregate value of transaction:  $50,602

(5)      Total fee paid herewith: $11.00

   [ ]   Fee paid previously with preliminary materials: $___

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Filed: November 6, 2002

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                                 PROXY STATEMENT
                        PAK MAIL CENTERS OF AMERICA, INC.
                            7173 South Havana Street
                                    Suite 600
                            Englewood, Colorado 80112
                                 (303) 957-1000

                               _____________, 2002

Dear Shareholder:

You are cordially invited to attend a special meeting of the shareholders of Pak Mail Centers of America, Inc. ("Pak Mail"). The special meeting will be held on ___________, 200_, at 9:00 a.m., Mountain Time, at the offices of Pak Mail, 7173 South Havana Street, Suite 600, Englewood, Colorado 80112. At the special meeting, you will be asked to consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of October 17, 2002, as amended as of October 28, 2002, by and among Pak Mail and Pak Mail Acquisition Corp., a Colorado corporation wholly-owned by Pak Mail Investment Partnership L.P. and D.P. Kelly & Associates, L.P., our two largest shareholders, and to approve the transactions contemplated by the merger agreement, including the merger. The accompanying proxy statement explains the proposed merger and provides specific information concerning the special meeting. Please read these materials carefully.

Under the merger agreement, Pak Mail Acquisition Corp. will be merged with and into Pak Mail, and following such merger, Pak Mail Investment Partnership L.P. and D.P. Kelly & Associates, L.P. will own all of our capital stock. If the merger agreement is approved and the transactions it contemplates, including the merger, are approved, then at the effective time of the merger, each outstanding share of our common stock, other than shares held by Pak Mail Acquisition Corp., or held by shareholders who perfect their dissenters' rights under Colorado law, will be converted into the right to receive $0.0516 in cash, without interest and less any applicable withholding taxes. A copy of the merger agreement is attached as Annex A to the accompanying proxy statement and a copy of the amendment to the merger agreement is attached as Annex B to the accompanying proxy statement. We encourage you to read the documents in their entirety.

You should also carefully read the written opinion of Duff & Phelps that is attached as Annex C to the accompanying proxy statement.

The proposed merger is an important decision for Pak Mail and its shareholders. It cannot occur unless, among other things, the merger agreement is approved by the affirmative vote of the holders of a majority of all outstanding shares of common stock of Pak Mail. Pak Mail Acquisition Corp. owns approximately 74.7% of Pak Mail's common stock. It has indicated that it will vote its shares to approve the merger.

Pak Mail's Board of Directors, based in part on the opinion rendered by Duff & Phelps, has determined that the merger agreement and the merger are advisable and fair to and in the best interests of our shareholders other than Pak Mail Acquisition Corp. and its affiliates. Accordingly, our Board of Directors has unanimously adopted the merger agreement and the transactions it contemplates, including the merger, and unanimously recommends that you vote "FOR" approval of the merger agreement and approval of the transactions it contemplates, including the merger.

Whether or not you plan to attend the special meeting, we urge you to sign, date and promptly return the enclosed proxy card to ensure that your shares will be voted at the special meeting.
                                       i

Your Board of Directors urges you to consider the enclosed materials carefully and recommends that you vote "FOR" approval of the merger agreement and the transactions contemplated thereby.


Sincerely,




P. Evan Lasky, President and Chief Executive Officer


          This transaction has not been approved or disapproved by the Securities and Exchange Commission or any state securities regulator nor has the Commission or any state securities regulator passed upon the fairness or merits of the transaction or upon the accuracy or adequacy of the information contained in this document.
            Any representation to the contrary is a criminal offense

This proxy statement and proxy are being mailed to Pak Mail's shareholders on or about ___________, 2002

                        PAK MAIL CENTERS OF AMERICA, INC.
                       7173 South Havana Street, Suite 600
                            Englewood, Colorado 80112
                                 (303) 957-1000

                    Notice of Special Meeting of Shareholders
                         To be held on ___________, 200_

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Pak Mail Centers of America, Inc., a Colorado corporation ("Pak Mail"), will be held at the offices of Pak Mail, 7173 South Havana Street, Suite 600, Englewood, Colorado 80112, on _________, 200_, at 9:00 a.m. Mountain Time, for the purpose of considering and voting on proposals to:

     o Consider and vote upon the Agreement and Plan of Merger, dated as of October 17, 2002, as amended as of October 28, 2002, by and between Pak Mail and Pak Mail Acquisition Corp., and the transactions contemplated thereby, including the merger of Pak Mail Acquisition Corp. with and into Pak Mail, with Pak Mail as the surviving corporation and with the shareholders of Pak Mail, other than Pak Mail Acquisition Corp., entitled to receive $0.0516 in cash, without interest, for each share of Pak Mail's common stock that they own; and

     o Transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on __________, 2002 are entitled to notice of, and to vote at, the special meeting. During the ten day period prior to the special meeting, any shareholder may examine a list of Pak Mail's shareholders of record, for any purpose related to the special meeting, during ordinary business hours at the offices of Pak Mail located at 7173 South Havana Street, Suite 600, Englewood, Colorado 80112.

Shareholders of Pak Mail who do not vote in favor of the merger agreement will have the right to dissent and to seek appraisal of the fair value of their shares if the merger is completed and they comply with the procedures under Colorado law explained in the accompanying proxy statement.

The merger is described in the accompanying proxy statement, which you are urged to read carefully. A copy of the Agreement and Plan of Merger is attached as Annex A to the accompanying proxy statement and a copy of the First Amendment to the Agreement and Plan of Merger is attached as Annex B to the accompanying proxy statement.

The enclosed proxy is solicited by and on behalf of the Board of Directors of Pak Mail. All shareholders are cordially invited to attend the special meeting in person. Whether you plan to attend or not, please date, sign and return the accompanying proxy in the enclosed return envelope. The giving of a proxy will not affect your right to vote in person if you attend the special meeting.

                       By Order of the Board of Directors
                            P. Evan Lasky, Secretary

                                TABLE OF CONTENTS

                                                                            Page

QUESTIONS AND ANSWERS ABOUT THE MERGER........................................1

SUMMARY.......................................................................4

THE PARTIES...................................................................8

INFORMATION CONCERNING THE SPECIAL MEETING....................................9

SPECIAL FACTORS..............................................................11

THE MERGER AGREEMENT.........................................................24

     The Merger; Merger Consideration........................................25

     The Exchange Fund; Payment for Shares of Pak Mail Common Stock..........26

     Transfers of Common Stock...............................................26

     Treatment of Stock Options..............................................27

     Conditions..............................................................27

     Representations and Warranties..........................................28

     Covenants...............................................................29

     Other Provisions........................................................30

     Termination.............................................................30

     Fees and Expenses.......................................................31

     Amendment/Waiver........................................................31

DISSENTER'S RIGHTS...........................................................31

MARKET FOR THE COMMON STOCK..................................................34

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...............34

DIRECTORS AND MANAGEMENT.....................................................36

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS....................37

INDEPENDENT AUDITORS.........................................................38

SHAREHOLDER MEETINGS AND PROPOSALS...........................................38

AVAILABLE INFORMATION........................................................39

FINANCIAL STATEMENTS.........................................................39

PRO FORMA INFORMATION........................................................39

WHERE YOU CAN FIND MORE INFORMATION..........................................40

ANNEX A.....................................................................A-1
ANNEX B.....................................................................B-1
ANNEX C.....................................................................C-1
ANNEX D.....................................................................D-1

ANNEX A Agreement and Plan of Merger dated as of October 17, 2002 by and between Pak Mail Centers of America, Inc. and Pak Mail Acquisition Corp.

ANNEX B First Amendment to Agreement and Plan of Merger dated as of October 28, 2002 by and between Pak Mail Centers of America, Inc. and Pak Mail Acquisition Corp.

ANNEX C  Opinion of Duff & Phelps, LLC dated October 17, 2002

ANNEX D Sections of the Colorado Business Corporation Act Regarding Dissenter's Rights (Sections 7-113-101 through 7-113-302)





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                     QUESTIONS AND ANSWERS ABOUT THE MERGER

Q: What is the proposed transaction?

A: Shareholders of Pak Mail Acquisition Corp. will acquire Pak Mail Centers of America, Inc. ("Pak Mail") by merging Pak Mail Acquisition Corp. into Pak Mail. As a result of the merger, the owners of shares of common stock of Pak Mail will receive $0.0516 per share of common stock, in cash, without interest, and the shareholders of Pak Mail Acquisition Corp. will then become the owners of the common stock in the surviving corporation.

Q: Who is Pak Mail Acquisition Corp.?

A: Pak Mail Acquisition Corp. was formed in connection with the proposed acquisition by Pak Mail Investment Partnership L.P., an indirect beneficial owner of approximately 62.0% of Pak Mail's common stock, and D.P. Kelly & Associates, L.P., an indirect beneficial owner of approximately 12.7% of Pak Mail's common stock, of the shares of Pak Mail that they do not already own. All of Pak Mail Acquisition Corp., Pak Mail Investment Partnership L.P. and D.P. Kelly & Associates, L.P. and Messrs. F. Edward Gustafson and J.S. Corcoran and Ms. Laura K. McGrath, three of Pak Mail's directors are sometimes referred to herein as the "Principals". Shareholders of Pak Mail other than the Principals are sometimes referred to herein as "unaffiliated shareholders."

Q: What will I receive in the merger?

A: Shareholders of Pak Mail, other than Pak Mail Acquisition Corp., will be entitled to receive $0.0516 in cash, without interest, for each share of Pak Mail common stock that they own. If you own stock options of Pak Mail, they will be canceled.

Q: Why is the Board of Directors recommending that I vote for the merger at this time?

A: The Board of Directors believes that it is in the best interests of Pak Mail's unaffiliated shareholders to accept the opportunity presented by the Principals, due to, among other things, the lack of marketability of shares in Pak Mail, the unlikelihood that there will be a substantial increase in trading volume in the near-term future, and the opinion of Duff & Phelps, LLC ("Duff & Phelps"), the financial advisor of Pak Mail, that the merger is fair to Pak Mail's unaffiliated shareholders from a financial point of view. In addition, based on discussions with potential strategic partners, it is unlikely that Pak Mail will be capable of entering into strategic alternatives in the near future due in part to Pak Mail's status as a public company. Accordingly, it is unlikely that Pak Mail's unaffiliated shareholders would benefit from a strategic transaction in the near future. The merger will provide immediate liquidity to Pak Mail's unaffiliated shareholders. The Board of Directors unanimously adopted the merger and recommends the merger to Pak Mail's shareholders. To review the background and reasons for the merger in greater detail, including the opinion of Duff & Phelps, see pages 11-19 of this proxy statement and Annex C to this proxy statement.

Q: When do you expect the merger to be completed?

A: We are working to complete the merger as quickly as possible. If the merger agreement is approved and the other conditions to the merger are satisfied, we expect to complete the merger shortly after receiving shareholder approval.

Q: What are the income tax consequences of the merger to me?

A: The cash you receive for your shares in excess of your basis in such shares generally will be taxable for federal and state income tax purposes. To review a brief description of the federal income tax consequences to shareholders, see pages 23-24 of this proxy statement.

Q: What conflicts of interest do the Board of Directors have in recommending approval of the merger agreement?

A: Messrs. F. Edward Gustafson and J.S. Corcoran and Ms. Laura K. McGrath, directors of Pak Mail, have an indirect beneficial interest in Pak Mail Acquisition Corp. As a result of these interests, Messrs. Gustafson and Corcoran and Ms. McGrath may have conflicting interests with Pak Mail's unaffiliated shareholders.

Q: What did the Board of Directors do to ensure that the price per share I will receive in the proposed merger is fair to me?

A: In connection with its evaluation of the merger and the merger agreement, the Board of Directors retained Duff & Phelps to render an opinion as to the fairness, from a financial point of view, to Pak Mail's unaffiliated shareholders, meaning its shareholders other than Pak Mail Acquisition Corp. and its affiliates, of the consideration to be received by them in connection with the merger. Duff & Phelps has delivered to the Board of Directors its opinion dated October 17, 2002 to the effect that, as of that date and based upon the assumptions made, matters considered and limitations on the review described in the written opinion, the merger consideration to be received by the unaffiliated shareholders of Pak Mail in connection with the transaction is fair, from a financial point of view. A copy of the Duff & Phelps opinion is attached as Annex C to this proxy statement.

The Board of Directors had previously retained Duff & Phelps to provide the Board of Directors with an analysis of the value of the shares of common stock in Pak Mail, on a controlling interest basis. In connection with such valuation, the Board of Directors solicited and received a valuation report from Duff & Phelps stating that based on and subject to the limitations, assumptions and qualifications stated in that opinion, as of July 11, 2002, the fair market value of 100% of the common stock of Pak Mail was between $50,000 and $250,000. The $0.0516 per share price to be provided in the merger agreement represents a valuation of $200,000 for 100% of the common stock of Pak Mail, placing the price per share provided by the merger agreement near the high end of the valuation range.

Q: What are the disadvantages to me of merging Pak Mail with Pak Mail Acquisition Corp.?

A: Following the merger, unaffiliated shareholders will no longer benefit from any earnings, expansion, diversification or growth of Pak Mail. There are no imminent or foreseeable transactions available to Pak Mail in the near future. However, based on prior discussions with potential strategic partners, it is unlikely that Pak Mail would be capable of entering into strategic alternatives in the near future due to Pak Mail's status as a public company.

Q: What vote is required to approve the merger agreement?

A: The holders of a majority of all outstanding shares of Pak Mail's common stock must vote to approve the merger agreement. Pak Mail Acquisition Corp. currently owns approximately 74.7% of Pak Mail's common stock and has indicated that it will vote its shares for the merger. The votes required to approve the merger are assured if Pak Mail Acquisition Corp. votes its shares as it has indicated.

Q: What do I need to do now?

A: Please mark your vote on, sign, date and mail your proxy card in the enclosed return envelope as soon as possible, so that your shares may be represented at the special meeting.

Q: What rights do I have if I oppose the merger?

A: Shareholders who oppose the merger may dissent and seek appraisal of the fair value of their shares (which could be more or less than the $0.0516 per share consideration provided in the merger agreement), but only if they comply with all of the procedures under Colorado law explained on pages 31-34 of this proxy statement and in Annex D to this proxy statement.

Q: Who can vote on the merger?

A: Shareholders of record of Pak Mail as of the close of business on __________, 2002 will be entitled to notice of, and to vote at, the special meeting to approve the merger agreement and the transactions contemplated thereby.

Q: Should I send in my stock certificates right now?

A: No. After the merger is completed, we will send you a transmittal form and written instructions for exchanging your share certificates for cash.

Q: If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A: Your broker will vote your shares only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q: May I change my vote after I have mailed my signed proxy card?

A: Yes. Just send a written revocation or another signed proxy card with a later date to Pak Mail's Secretary at Pak Mail's principal executive offices before the special meeting or simply attend the special meeting and vote in person.

Q: What other matters will be voted on at the special meeting?

A: We do not expect that any other matter will be voted on at the special meeting.

Q: Who can help answer my questions?

A: If you have more questions about the merger or would like additional copies of this proxy statement, you should contact Pak Mail's Secretary at (303) 957-1000.

Q: What happens if I do not return a proxy card?

A: You may attend the meeting in person and vote your shares. If you do not attend and do not return a proxy, your shares will not be counted in determining whether a quorum is present for the meeting or for any other purpose.


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


                                     SUMMARY

The following summarizes the material aspects of the proposed merger and highlights selected information contained elsewhere in this proxy statement. This summary may not contain all of the information that is important to you, and is qualified in its entirety by the more detailed information contained elsewhere in this proxy statement, including the annexes to it, and in the documents incorporated by reference. To understand the proposed merger fully and for a more complete description of the terms of the proposed merger, you should carefully read this entire proxy statement, including the annexes to it, and the documents incorporated by reference.

The Parties (see pages 8-9)

Pak Mail is a Colorado corporation that is principally engaged in franchising retail service centers which specialize in the packaging and shipping business.

Pak Mail Acquisition Corp. is a Colorado corporation organized by D.P. Kelly & Associates, L.P., a Delaware limited partnership ("D.P. Kelly"), and Pak Mail Investment Partnership L.P., a Delaware limited partnership ("PMIP"), to acquire the ownership interests of Pak Mail's unaffiliated shareholders.

The Special Meeting (see pages 9-11)

A special meeting of shareholders of Pak Mail will be held at 9:00 a.m., Mountain Time, on __________, 200_ at the offices of Pak Mail, 7173 South Havana Street, Suite 600, Englewood, Colorado 80112. At the special meeting, you will be asked to consider and vote on a proposal to approve the merger agreement described in this proxy statement.

Only Pak Mail shareholders of record at the close of business on the record date, __________, 2002, will be entitled to notice of, and to vote at, the special meeting. On the record date, there were 3,877,737 shares of common stock outstanding and entitled to one vote per share at the special meeting held by approximately 1,153 shareholders of record.

Colorado law requires that the holders of a majority of the outstanding shares of Pak Mail common stock vote to approve the merger agreement. The Principals currently own approximately 2,897,078 shares of Pak Mail common stock, representing approximately 74.7% of the outstanding shares of common stock as of the record date and have agreed to vote their shares to approve the merger agreement.

Special Factors (see pages 11-25)

There are a number of factors that you should consider in connection with deciding how to vote your shares. They include, without limitation:

     o    the background of the merger;
     o    the factors considered by the Board of Directors;
     o    the opinion of the financial advisor to the Board of Directors;
     o    the recommendation of the Board of Directors;
     o    the purpose and effect of the merger; and
     o    the interests of certain persons in the merger.

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


These factors, in addition to several other factors to be considered in connection with the merger, are described in this proxy statement.

Recommendation of the Board of Directors (see pages 11-15) O

Our Board of Directors considered and evaluated Pak Mail's strategic alternatives, including strategic alternatives involving third parties other than the Principals, and also evaluated the merger. The Board of Directors has unanimously determined that the merger is advisable and in the best interests of Pak Mail and our unaffiliated shareholders and that the merger consideration is fair to our unaffiliated shareholders. The Board of Directors has also unanimously adopted the merger agreement and determined to submit the merger to our shareholders and to recommend that our shareholders vote to approve the merger agreement. Accordingly, our Board of Directors recommends that you vote "FOR" the proposal to approve the merger agreement.

Opinion of Duff & Phelps (see pages 15-19)

In connection with its evaluation of the merger and the merger agreement, the Board of Directors retained Duff & Phelps to render an opinion as to the fairness, from a financial point of view, to Pak Mail's unaffiliated shareholders, meaning its shareholders other than Pak Mail Acquisition Corp. and its affiliates, of the consideration to be received by them in connection with the merger. Duff & Phelps has delivered to the Board of Directors its opinion dated October 17, 2002 to the effect that, as of that date and based upon the assumptions made, matters considered and limitations on the review described in the written opinion, the merger consideration to be received by the unaffiliated shareholders of Pak Mail in connection with the transaction is fair, from a financial point of view. Duff & Phelps's opinion, a full copy of which is attached as Annex C, was provided for the information of the Board of Directors and does not constitute a recommendation to any shareholder with respect to any matter relating to the proposed merger.

Factors Considered by the Board of Directors as to the Fairness of the Merger (see pages 13-15)

We believe the merger and the merger consideration to be fair to our unaffiliated shareholders. In reaching this determination we considered a number of factors, including:

     o the fact that Pak Mail's common stock trades only sporadically in the over-the-counter market. No established trading market for Pak Mail's common stock currently exists. The merger consideration of $0.0516 per share represents an opportunity for unaffiliated shareholders to achieve liquidity; and

     o the fact that Duff & Phelps delivered an opinion to the Board of Directors dated October 17, 2002, to the effect that and based upon the assumptions made, matters considered and limitations on the review described in the written opinion, the merger consideration to be received by the unaffiliated shareholders of Pak Mail in connection with the transaction is fair, from a financial point of view.


Interests of our Directors and Executive Officers in the Merger (see pages
21-22)

In considering the recommendation of our Board of Directors with respect to the merger agreement and the transactions contemplated thereby, you should be aware that, in addition to the matters discussed above, some of our executive officers and members of our Board of Directors have interests in the merger that are in

                                       5

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addition to or different from the interests of our shareholders generally and that such interests create potential conflicts of interest.

Messrs. F. Edward Gustafson and J.S. Corcoran and Ms. Laura K. McGrath have an indirect beneficial interest in Pak Mail Acquisition Corp. As a result of these interests, Messrs. Gustafson and Corcoran and Ms. McGrath may have conflicting interests with Pak Mail's unaffiliated shareholders. In light of the potential conflicting interests of Messrs. Gustafson and Corcoran and Ms. McGrath with Pak Mail's unaffiliated shareholders as described immediately above, the Board of Directors solicited the opinion of Duff & Phelps to provide a determination of the fairness of the merger to Pak Mail's unaffiliated shareholders, from a financial point of view. To review the factors considered by Duff & Phelps in its opinion, and the factors considered by the Board of Directors in approving the merger agreement, see pages 11-19.

Our executive officers and directors as a group hold in the aggregate options to purchase approximately 52,000 shares. In connection with the merger, these options will be canceled. See "Shares and Stock Options" on page 21 for additional details. All of our executive officers, directors and affiliates have indicated that they currently intend to vote their shares in favor of the merger agreement and the merger because they believe that it is in the best interests of Pak Mail, and is the best decision in order to maximize the return on their investments in Pak Mail.

Primary Benefits and Detriments to Unaffiliated Shareholders (see page 20)

Our unaffiliated shareholders will receive a cash payment of $0.0516 per share for each of their shares. After the merger, our unaffiliated shareholders will no longer have an interest in Pak Mail or any future earnings growth or increase in value.

The Merger Agreement (see pages 25-31)

The Agreement and Plan of Merger by and between Pak Mail and Pak Mail Acquisition Corp. dated as of October 17, 2002, as amended as of October 28, 2002, contains standard representations and warranties, covenants and other terms and conditions.

The Merger Consideration (see page 25)

If the merger is completed, you will be entitled to receive $0.0516 per share in cash for each share of Pak Mail common stock you own, without interest and subject to applicable withholding taxes.

Conditions to the Merger (see pages 27-28)

Certain conditions that are common in merger agreements must be satisfied before Pak Mail or Pak Mail Acquisition Corp. is obligated to complete the merger. A majority of shares of common stock of Pak Mail must be voted to approve the merger agreement. There must be no order, decree, ruling, judgment or injunction that would prohibit the merger and the consummation of the transactions contemplated by the merger agreement substantially on the terms contemplated by the merger agreement.

In addition, other conditions, including compliance with representations, warranties and covenants, must be satisfied by Pak Mail or waived by Pak Mail Acquisition Corp. before Pak Mail Acquisition Corp. is obligated to complete the merger. Similarly, compliance with additional representations, warranties and covenants must be satisfied by Pak Mail Acquisition Corp. or waived by Pak Mail before Pak Mail is obligated to complete the merger. No party anticipates waiving any condition to the merger. Proxies would not be resolicited from shareholders upon the waiver of any of representation, warranty or covenant unless the waiver would be material to the voting decision of shareholders.

Termination of the Merger Agreement (see pages 30-31)

Pak Mail and Pak Mail Acquisition Corp. may agree at any time (including any time after the special meeting but before consummation of the merger) to terminate the merger agreement. In addition, the merger agreement may be terminated:

     o by either Pak Mail or Pak Mail Acquisition Corp. if the merger is not completed by January 31, 2003;

     o by either Pak Mail or Pak Mail Acquisition Corp. if a court or governmental agency or authority issues a non-appealable final ruling permanently restraining or prohibiting the merger;

     o by either Pak Mail or Pak Mail Acquisition Corp. if the merger agreement is not adopted by a majority of all outstanding shares of Pak Mail;

     o by either Pak Mail or Pak Mail Acquisition Corp. if (a) there has been a breach in any material respect by the other party of any representation or warranty contained in the merger agreement, or (b) there has been a breach in any material respect of any of the covenants or agreements set forth in the merger agreement on the part of the other party;

     o by Pak Mail Acquisition Corp., if the Board of Directors of Pak Mail shall have failed to recommend, or shall have withdrawn its recommendation of the merger; or

     o by Pak Mail Acquisition Corp. if certain legal actions are commenced that relate to the merger agreement or that otherwise may have a material adverse effect on Pak Mail.

Fees and Expenses (see page 31)

Each party will pay the costs and expenses incurred by it in connection with the merger, whether or not the merger is consummated. Dissenter's Rights (see page 31-34) Any shareholder who does not wish to accept the $0.0516 per share cash consideration in the merger has the right under Colorado law to have his, her or its shares appraised by a Colorado state district court. This "right of appraisal" is subject to a number of restrictions and technical requirements. Generally, in order to exercise appraisal rights, among other things:

     o    you must not vote in favor of the merger agreement; and

     o you must make a written demand for appraisal in compliance with Colorado law before the vote on the merger agreement.

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Merely voting against the merger agreement will not preserve your right of appraisal under Colorado law. Annex D to this proxy statement contains the Colorado statute relating to your right of appraisal. Failure to follow all of the steps required by this statute will result in the loss of your right of appraisal.

Financing of the Merger (see page 23)

The Principals presently anticipate that the cash consideration payable to unaffiliated shareholders will primarily be provided by a $50,000 capital contribution provided by D.P. Kelly to Pak Mail Acquisition Corp.

Tax Treatment (see pages 23-24)

The cash you receive for your shares of our common stock generally will be taxable for federal and state income tax purposes. Any gain or loss will be measured by the difference between $0.0516 per share and your tax basis in the shares.
                                   THE PARTIES

Pak Mail Centers of America, Inc.

Pak Mail was incorporated in the State of Colorado on January 27, 1984. Pak Mail is principally engaged in franchising retail service centers which specialize in the packaging and shipping business ("Pak Mail Centers"). Pak Mail Centers typically provide mailbox service, parcel shipping and receiving, packaging, freight forwarding and other communications and information products and services to commercial and residential customers through a variety of carriers and may offer a variety of related items such as stamps, greeting cards, stationery supplies, keys and passport photographs.

Pak Mail's principal business is the marketing of Pak Mail Center franchises. Its principal source of revenues is derived from royalties and franchise fees as well as from the sale of certain equipment, supplies, forms and materials to franchisees. As of August 31, 2002, there were 338 domestic and 45 international individual franchises and 22 domestic and 8 international area agreements in existence.

Pak Mail offers individual franchise agreements and area marketing agreements. Individual franchisees are granted the nonexclusive right, within a specified area, to use the Pak Mail trademarks as well as Pak Mail's proprietary operating procedures, techniques, forms, equipment and advertising materials in the operation of a Pak Mail Center. Area marketers and, under a previously offered area franchise program, area developers, are granted rights to sell individual franchises for Pak Mail in designated areas and are required to provide site selection and start up assistance and continuing support for individual franchisees within those areas. Pak Mail locates prospective franchisees through advertising, referrals from existing franchisees and the marketing efforts of its area marketers and developers.

The principal executive offices of Pak Mail are located at 7173 South Havana Street, Suite 600, Englewood, Colorado 80112. The telephone number is (303) 957-1000. Pak Mail's website is located at http://www.pakmail.com.

Pak Mail Acquisition Corp.

Pak Mail Acquisition Corp. is a Colorado corporation organized by PMIP and D.P. Kelly for the purpose of accomplishing the transaction contemplated by the merger agreement. As described later in this proxy statement, PMIP and D.P. Kelly are significant indirect shareholders of Pak Mail, and together own

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


approximately 74.7% of Pak Mail. Mr. Gustafson is the sole director and president of Pak Mail Acquisition Corp. Mr. Arthur H. Krantz is executive vice president, secretary and treasurer of Pak Mail Acquisition Corp. In addition, Messrs. Gustafson and Corcoran and Ms. McGrath have an indirect beneficial interest in Pak Mail Acquisition Corp.

In connection with the merger, D.P. Kelly and PMIP entered into a subscription agreement whereby PMIP agreed to contribute 2,404,264 shares of common stock in Pak Mail in exchange for 2,404,264 shares of common stock in Pak Mail Acquisition Corp., and D.P. Kelly agreed to contribute 492,814 shares of common stock in Pak Mail and $50,000 in cash in exchange for 1,473,473 shares of common stock in Pak Mail Acquisition Corp. The principal executive offices of Pak Mail Acquisition Corp. are located at 701 Harger Road, Oak Brook, Illinois 60523 and the telephone number is (630) 571-4433.

Pak Mail Investment Partnership L.P.

Pak Mail Investment Partnership L.P. is a Delaware limited partnership, that prior to the subscription agreement entered into in connection with the merger, owned 2,404,264 shares of common stock in Pak Mail, or approximately 62.0% of Pak Mail. Messrs. Gustafson and Corcoran and Ms. McGrath have an indirect beneficial interest in PMIP, a shareholder of Pak Mail Acquisition Corp. In addition, Messrs. Gustafson and Corcoran are shareholders of Norcross Corporation, which controls Pak Mail Investment Partnership L.P. Mr. Gustafson is also a director and executive officer of Norcross Corporation.

D.P. Kelly & Associates, L.P.

D.P. Kelly & Associates, L.P. is a Delaware limited partnership that, prior to the subscription agreement entered into in connection with the merger, owned 492,814 shares of common stock in Pak Mail, or approximately 12.7% of Pak Mail. Mr. Gustafson has a direct, and Ms. McGrath has an indirect beneficial interest in D.P. Kelly & Associates, L.P., a shareholder of Pak Mail Acquisition Corp. In addition, Mr. Gustafson is an executive officer of D.P. Kelly & Associates, L.P. Mr. Gustafson is also a shareholder, director and executive officer of C&G Management Company, Inc., the general partner of D.P. Kelly and Ms. McGrath is a director of C&G Management Company, Inc.

                   INFORMATION CONCERNING THE SPECIAL MEETING

Time, Place and Date

This proxy statement is furnished in connection with the solicitation by the Board of Directors of proxies from Pak Mail shareholders for use at a Special Meeting of Shareholders to be held at the offices of Pak Mail Centers of America, Inc., 9:00 a.m., Mountain Time, on ___________, 200_, at 7173 South Havana Street, Suite 600, Englewood, Colorado 80112, or at any adjournment or postponement thereof, pursuant to the enclosed Notice of Special Meeting of Shareholders.

Purpose of the Special Meeting

At the Special Meeting, the shareholders of Pak Mail will be asked to consider and vote upon the approval of the merger agreement and the transactions contemplated thereby. A copy of the merger agreement is attached to this proxy statement as Annex A to this proxy statement and a copy of an amendment to the merger agreement is attached as Annex B to this proxy statement. Pursuant to the merger agreement, each outstanding share of common stock other than (1) shares held by Pak Mail Acquisition Corp., or (2) shares held by shareholders who perfect their rights under Colorado law to dissent from the merger and seek an appraisal of the fair value of their shares, will be converted into $0.0516 per share, without interest.

Based on the factors described later in this proxy statement under "Special Factors - Recommendation of the Board of Directors; Fairness of the Merger", the Board of Directors of Pak Mail recommends that shareholders vote "FOR" approval of the merger agreement and the transactions contemplated thereby.

Record Date; Voting at the Meeting; Quorum

The Board has fixed the close of business on __________, 2002 as the record date for the Special Meeting. Only shareholders of record as of the close of business on the record date will be entitled to notice of and to vote at the Special Meeting. As of the close of business on the record date, Pak Mail had outstanding 3,877,737 shares of its $.001 par value common stock, held of record by approximately 1,153 holders of record. Holders of the common stock are entitled to one vote per share. The presence in person or by proxy of the holders of a majority of the voting power of the outstanding common stock entitled to vote at the Special Meeting constitutes a quorum. Broker non-votes and shares present or represented but as to which a shareholder abstains from voting will be included in determining whether there is a quorum at the Special Meeting.

Required Vote

Under Colorado law and by the terms of the merger agreement, the merger agreement must be approved by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of common stock. Each share of common stock of Pak Mail has one vote. Accordingly, the affirmative vote of 1,938,869 shares of common stock will be necessary to satisfy this voting requirement. Approval of the merger agreement does not require the affirmative vote of a majority of the outstanding shares of common stock held by persons other than the Principals. The Principals currently own 2,897,078 shares of common stock in the aggregate, representing approximately 74.7% of the outstanding shares of common stock as of the record date. If the Principals vote as they have indicated they intend to, approval of the merger agreement will be assured. See "The Merger Agreement" on pages 25-31.

Voting and Revocation of Proxies

The enclosed proxy card is solicited on behalf of the Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to its exercise, either by filing with Pak Mail's Secretary at Pak Mail's principal executive offices a written revocation or a duly executed proxy bearing a later date, or by voting in person at the Special Meeting. Attendance at the Special Meeting without casting a ballot will not, by itself, constitute revocation of a proxy. Any written notice revoking a proxy should be sent to Pak Mail's Secretary at Pak Mail's principal executive offices at 7173 South Havana Street, Suite 600, Englewood, Colorado 80112.

Action to be Taken at the Special Meeting

All shares of common stock represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting, unless previously revoked, will be voted at the Special Meeting in accordance with the instructions on the proxies. Unless contrary instructions are indicated, proxies will be voted "FOR" the approval of the merger agreement and the transactions contemplated thereby. As explained below in the section entitled "Dissenter's Rights," a vote in favor of the merger agreement means that the shareholder owning those shares will not have the right to dissent and seek appraisal of the fair value of such shareholder's shares. Pak Mail does not know of any matters, other than as described in the Notice of Special Meeting of Shareholders, which are to be acted upon at the Special Meeting. If any other matters are properly presented at the Special Meeting for action, except consideration of a motion to adjourn such meeting to another time and/or place for the purpose of soliciting additional proxies or allowing additional time for the satisfaction of conditions to the merger, the persons named in the enclosed proxy card and acting thereunder generally will have discretion to vote on such matters in accordance with their best judgment. The merger is also subject to a number of conditions in addition to shareholder approval. See "The Merger Agreement - Conditions."

Proxy Solicitation

The cost of preparing this proxy statement will be borne by Pak Mail. Pak Mail is requesting that banks, brokers and other custodians, nominees and fiduciaries forward copies of the proxy material to their principals and request authority for the execution of proxies. Pak Mail may reimburse such persons for their expenses in so doing. In addition to the solicitation of proxies by mail, the directors, officers and employees of Pak Mail and its subsidiaries may, without receiving any additional compensation, solicit proxies by telephone, facsimile, telegram, electronic mail or in person.

No person is authorized to give any information or make any representation not contained in this proxy statement, and if given or made, such information or representation should not be relied upon as having been authorized.

Pak Mail shareholders should not send any certificates representing shares of common stock with their proxy card. If the merger is consummated, the procedure for the exchange of certificates representing shares of common stock will be as set forth in this proxy statement and in the merger agreement. See "The Merger Agreement - The Exchange Fund; Payment for Shares of Pak Mail Common Stock," "The Merger Agreement - Transfers of Common Stock" and Annexes A and B to this proxy statement.

                                 SPECIAL FACTORS

Background of the Merger

Pak Mail was incorporated in the State of Colorado on January 27, 1984. Since that time, Pak Mail has developed into one of the nation's leaders in providing franchises of shipping and packing centers. In order to increase economies of scale and market share, among other reasons, the Board of Directors of Pak Mail has informally considered the possibility of strategic combinations within the shipping and packing franchise industry, or with some other strategic partner, for approximately the past five years. Discussions regarding the possibility of considering a strategic combination increased in March 2001 when Mail Boxes Etc. announced it was to be acquired by United Parcel Service.

On February 17, 2002, Pak Mail representatives met with representatives of certain companies in order to discuss the possibility of entering into some form of strategic combination. In connection with these discussions, various companies indicated that Pak Mail's status as a public company would be detrimental to engaging in strategic combinations or other types of strategic alternatives. However, certain of the companies at the February 17, 2002 meeting agreed to conduct valuation analyses of their respective companies, and to continue to consider the possibility of entering into some form of a strategic alliance or strategic combination.

In connection with the February 17, 2002 meeting and in contemplation of the possibility that Pak Mail might be taken private, Pak Mail solicited a valuation

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


analysis from Duff & Phelps. Duff & Phelps provided a valuation report dated July 11, 2002 containing a fair market value of 100% of the common stock on a controlling interest basis in the range of $50,000 to $250,000.

While the valuation analysis was being developed, Pak Mail continued discussions with two companies regarding the possibility of entering into some form of strategic combination. After further discussion, it was determined that in order to enter into a strategic combination with the first of the two companies, there were conflicting contractual arrangements that would make it difficult to structure the transaction. In early September 2002, representatives of Pak Mail met with representatives of the second of the two companies. After further discussion, it was determined that a strategic combination with the second of the two companies involved terms that were unacceptable to Pak Mail.

After discontinuing the dialogue with these and other strategic partners, Pak Mail's Board of Directors reevaluated the possibility of entering into a strategic combination with the previously contacted third parties, or with other potential strategic partners. Pak Mail's Board of Directors determined that Pak Mail's status as a public company impeded Pak Mail's ability to enter into any strategic combination that was available, or was likely to become available in the near-term future. In addition, Pak Mail's Board of Directors determined that the possibility of achieving savings through economies of scale with any of the contacted third parties was unlikely in the next three or four years. Pak Mail's Board of Directors, through Pak Mail's consideration of strategic alternatives as well as an analysis of the significant costs associated with maintaining Pak Mail's status as a public company, determined that the appropriate next step for Pak Mail would be to consider some form of going-private transaction.

In September 2002, Pak Mail's Board of Directors met several times to discuss the fiduciary duties of the Board in connection with a going-private transaction. At these meetings, Pak Mail's Board of Directors also analyzed the effects of PMIP and D.P. Kelly's ownership of Pak Mail Series C preferred stock, and the effects of the promissory note issued to D.P. Kelly, on a proposed transaction.

In September 2002, representatives of D.P. Kelly and PMIP continued discussions with Pak Mail concerning the possibility of a going-private transaction whereby a corporation organized by D.P. Kelly and PMIP would acquire all of the outstanding common shares of Pak Mail. In September 2002, representatives of D.P. Kelly and PMIP provided Pak Mail with a draft of a merger agreement whereby a corporation organized by D.P. Kelly and PMIP would provide cash consideration to Pak Mail's unaffiliated shareholders of $0.0516 per common share, the corporation organized by D.P. Kelly and PMIP would merge with and into Pak Mail, with Pak Mail as the surviving corporation, and D.P. Kelly and PMIP would then become the sole shareholders of the surviving corporation. On several occasions, outside counsel representing Pak Mail reviewed and commented on the draft agreement and the draft merger agreement was revised to reflect such comments.

On October 17, 2002, Pak Mail's Board of Directors met to evaluate the merger proposal presented by D.P. Kelly and PMIP, and to consider the revised merger agreement. At the October 17, 2002 Board meeting, Board members discussed the fiduciary duties of Pak Mail's Board of Directors in connection with a going-private transaction. Pak Mail's Board of Directors then unanimously adopted the Agreement and Plan of Merger by and between Pak Mail Centers of America, Inc. and Pak Mail Acquisition Corp. dated as of October 17, 2002. A copy of the merger agreement is attached as Annex A to this proxy statement. The merger agreement subsequently was amended as of October 28, 2002. A copy of the amendment to the merger agreement is attached as Annex B to this proxy statement. The merger structure for the transaction was selected for, among other reasons, its structural simplicity and ease of administrative execution, as opposed to other more complex transaction structures. The merger structure was also selected because of the lack of a compelling reason to initiate an expedited transaction.

Recommendation of the Board of Directors; Fairness of the Merger Factors Supporting Decision by Board of Directors to Approve the Merger

The Board believes that the merger is advisable and is fair to and in the best interests of Pak Mail and its unaffiliated shareholders and, based upon the opinion of the Board of Directors' financial advisor, Duff & Phelps (which the Board expressly adopts), the Board recommends to Pak Mail's unaffiliated shareholders that they vote "FOR" approval of the merger agreement and the transactions contemplated thereby. No director of Pak Mail has informed Pak Mail that he or she intends to oppose any action intended to be taken by Pak Mail in connection with the merger agreement.

In choosing to recommend approval of the merger agreement, the Board of Directors considered a number of factors. The material factors, both negative and positive, are summarized below. The material positive factors include:

     o Limitations as a Public Company. The Board of Directors considered the limitations Pak Mail suffered and could likely continue to suffer as a public company, including its limited trading volume, lack of institutional sponsorship, low public float, small market capitalization, and lack of research attention from analysts, all of which adversely affect the trading market for and the value of Pak Mail common stock in view of the liquidity offered by the merger. The Board of Directors also considered the fact that Pak Mail's common stock is only sporadically traded, and no trading market for Pak Mail's common stock had been established;

     o Fees and Expenses. The Board of Directors considered the fees and expenses associated with remaining a public company, and the lack of corresponding benefits that would justify the significant expenditures associated with public company status;

     o Realization of Liquidity. The Board of Directors considered the lack of liquidity in the over-the-counter market for Pak Mail's stock, and considered the fact that consummation of the merger would provide an opportunity for unaffiliated shareholders to realize liquidity on their original investment for an amount of cash consideration that represented the high end of the valuation range provided by the financial advisor;

     o Presentation of the Financial Advisor. The Board of Directors considered the dialogue with Duff & Phelps and the presentation of Duff & Phelps at the October 17, 2002 Board meeting, including the oral and written presentation opinion of Duff & Phelps to the effect that, as of that date and based upon the assumptions made, matters considered and limitations on the review described in the written opinion, the merger consideration to be received by the unaffiliated shareholders of Pak Mail in connection with the transaction is fair, from a financial point of view;

     o Financial Condition and Operating Prospects. The Board of Directors considered its knowledge of Pak Mail's business, operations, assets, financial condition, operating results and prospects, in light of the price offered under the terms of the merger agreement, and determined that the merger consideration is fair to the unaffiliated shareholders; and

     o Form of Merger Consideration. The Board of Directors considered the fact that the consideration to be received by Pak Mail's shareholders in the merger will consist entirely of cash, providing shareholders with complete liquidity of their investment at a time when the volume of trading in Pak Mail common stock is sporadic and extremely limited; and

     o Negative Liquidation Value. The Board of Directors considered the fact that analysis provided by Duff & Phelps indicated that in the event of a liquidation of Pak Mail, Pak Mail's common shareholders were unlikely to receive any cash payment.

Discount of Preferred Stock. The Board of Directors considered the fact that while the Duff & Phelps valuation analysis discounted the value of Pak Mail's Series C preferred stock below its face amount, the holders of the Series C preferred stock are not contractually obligated to accept a discount on the value of their Series C preferred stock, and in the event of a liquidation of Pak Mail the holders of the Series C preferred stock would be entitled to be paid in full before any distribution could be make to the common shareholders.

Factors Detracting From Decision to Approve the Merger

The Board of Directors also considered a variety of risks and other potentially negative factors concerning the merger. The material negative factors consist of:

     o Limited Ability to Entertain Proposals From Other Potential Buyers. The Board of Directors considered the fact that the merger agreement requires Pak Mail's Board of Directors to recommend the merger unless otherwise required by applicable law, thus limiting the ability of Pak Mail to entertain proposals from other potential buyers;

     o Lack of Significant Bidding Process. The Board of Directors considered the fact that, though Pak Mail conducted negotiations with various third parties in connection with the possibility of strategic alternatives, Pak Mail did not initiate a process whereby potentially interested third parties were engaged in an active bidding process for ownership of Pak Mail;

     o Loss of Equity Interest. The Board of Directors considered the fact that if the merger is consummated, Pak Mail's unaffiliated shareholders will not participate in the future growth of Pak Mail. Because of the risks and uncertainties associated with Pak Mail's future prospects, the Board of Directors concluded that the merger was a superior alternative to preserving for the holders of such stock a speculative potential future return; and

     o Interests of Certain Parties. The Board of Directors recognized that a majority of its members have interests in Pak Mail Acquisition Corp. that may conflict with the unaffiliated shareholders of Pak Mail. The Board of Directors also recognized that the current shareholders of Pak Mail Acquisition Corp. would have an opportunity, subject to the risks of Pak Mail's business, to be the sole beneficiaries of any increases in the value of Pak Mail following the merger.

     o Possibility of Strategic Alternatives. The Board of Directors considered the fact that Pak Mail recently had discussions with third parties that were interested in pursuing strategic alternatives with Pak Mail if Pak Mail was a private company, and that in the event Pak Mail ceased to be a public company and subsequently entered into a strategic transaction, Pak Mail's unaffiliated shareholders would not be beneficiaries of any increase in value of Pak Mail resulting from such a strategic transaction.

Federal securities laws require disclosure of whether transaction participants considered specified factors in evaluating a transaction such as the merger. The following factors were not considered by the Board of Directors:

     o Capitalization of Acquiring Entity. The Board of Directors did not consider that Pak Mail's only recourse in the event of a wrongful termination or material breach of the merger agreement is against Pak Mail Acquisition Corp. if it wrongfully fails to close the merger; and

     o Taxation of Merger Consideration. The Board of Directors did not consider that the cash consideration to be received by Pak Mail's unaffiliated shareholders could be taxable to them.

The foregoing discussion of the information and factors discussed by the Board of Directors is not meant to be exhaustive, but includes all material factors, both positive and negative, considered by the Board of Directors to support its decision to recommend the approval of the merger agreement and to determine that the transactions contemplated thereby are in the best interests of Pak Mail and fair to Pak Mail's unaffiliated shareholders. The Board of Directors did not assign relative weights or other quantifiable values to the above factors; rather, the Board of Directors viewed its position and recommendations as being based on the totality of the information presented to and considered by it, and that on balance, the positive factors discussed above outweighed the negative factors discussed above.

The transaction has not been structured so that approval of at least a majority of unaffiliated security holders is required. No unaffiliated representative was specifically retained to act solely on behalf of the unaffiliated shareholders for purposes of negotiating the terms of the merger agreement. Pak Mail's Board of Directors retained Duff & Phelps to provide a valuation analysis of Pak Mail's common shares, on a controlling interest basis. The valuation analysis presented to the Board of Directors by Duff & Phelps showed a valuation range of $50,000 to $250,000 for 100% of Pak Mail's outstanding common shares. Pak Mail's Board of Directors, after considering a wide range of factors, determined that the merger consideration which values Pak Mail at $200,000, near the high end of the valuation range, was fair to Pak Mail's unaffiliated shareholders, from a financial point of view. Pak Mail's Board of Directors also retained Duff & Phelps to provide an opinion on the fairness, from a financial point of view, of the transaction to Pak Mail's unaffiliated shareholders and Duff & Phelps provided an opinion that the merger consideration to be received by the unaffiliated shareholders of Pak Mail in connection with the merger is fair, from a financial point of view.

Opinion of the Financial Advisor to the Board of Directors

The opinion and presentation of Duff & Phelps to Pak Mail's Board of Directors, in connection with which Duff & Phelps was requested to evaluate the fairness, from a financial point of view, of the transaction to the minority holders of Pak Mail common shares, was only one of many factors taken into consideration by the Pak Mail Board of Directors in making its determination to approve the transaction. No limitations were imposed by the Pak Mail Board of Directors upon Duff & Phelps with respect to the investigation made or the procedures followed by Duff & Phelps in rendering its opinion.

Duff & Phelps' opinion should be read carefully and in its entirety. It is directed only to the fairness, from a financial point of view, of the transaction to the minority holders of Pak Mail common shares, and it does not address the underlying business decision of Pak Mail to effect the transaction or constitute a recommendation to any Pak Mail shareholder as to any action that should be taken with respect to the transaction.

In connection with rendering its opinion, Duff & Phelps reviewed selected publicly available business and financial information concerning Pak Mail as well as certain other financial and operating data and forecasts that were provided to Duff & Phelps by Pak Mail. Duff & Phelps discussed the business, operations and prospects of Pak Mail as well as other matters it believed relevant to its inquiry, with officers and employees of Pak Mail. Duff & Phelps reviewed and considered historical trading prices and volume for Pak Mail's common stock. Duff & Phelps also considered such other information, analyses, investigations and financial, economic and market criteria that it deemed appropriate.

In its review and analysis and in arriving at its opinion, Duff & Phelps assumed and relied upon, without assuming any responsibility for independent verification, the accuracy and completeness of the financial statements and other information reviewed by it. With respect to the financial forecasts of Pak Mail, Duff & Phelps assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of Pak Mail's management as to the future financial performance of Pak Mail, and Duff & Phelps expressed no opinion with respect to such forecasts or the assumptions on which such forecasts were based. Duff & Phelps also assumed that the transaction will be consummated in accordance with the draft Agreement and Plan of Merger dated September 13, 2002 provided for its review. Duff & Phelps did not make or assume any responsibility for making or obtaining any independent evaluations or appraisals of any of the assets or liabilities, contingent or otherwise, of Pak Mail.

Duff & Phelps' fairness opinion was necessarily based upon an analysis of the foregoing in light of its assessment of the general, economic and financial market conditions, as they could be evaluated by Duff & Phelps, as of October 17, 2002. Events occurring after October 17, 2002 could materially affect the assumptions used in preparing its opinion.

In connection with rendering its opinion to the Pak Mail Board of Directors, Duff & Phelps performed several financial analyses which it presented to the Board of Directors, the material portions of which are summarized below. Duff & Phelps believes that its analysis must be considered as a whole and that selecting portions of such analysis and the factors it considered, without considering all such analysis and factors, could create an incomplete view of the analysis and the process underlying its opinion. While the conclusions reached in connection with each analysis were considered carefully by Duff & Phelps in arriving at its opinion, Duff & Phelps made various subjective judgments in arriving at its opinion and did not consider it practicable to, nor did it attempt to, assign relative weights to the individual analysis and specific factors considered in reaching its opinion.

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. In addition, the process of preparing a fairness opinion necessarily requires a broad range of subjective judgments with respect to appropriate comparable companies and transactions, appropriate multiples of various selected financial data, appropriate discount rates and other financial and other factors. Analysis and estimates of the values of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities actually may be sold. No public company, and no company used on the comparative transaction analysis, utilized as a comparison is identical to Pak Mail. Accordingly, any analysis of publicly traded comparable companies or comparable business combinations is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved and other factors that could affect the public trading value of the companies or company to which they are being compared.

The following is a summary of the material financial analysis used by Duff & Phelps in connection with providing its opinion to the Pak Mail Board of Directors. Certain summaries below include information presented in tabular format. In order to fully understand such financial analysis used by Duff & Phelps, the tables must be read with the text of each summary. The tables alone do not constitute a complete description of the financial analysis.

                Pak Mail Valuation Analysis - Going Concern Basis

Duff & Phelps arrived at a range of going concern values and total equity values for Pak Mail by using two principal valuation methodologies: a discounted cash flow analysis and a market multiple analysis. Duff & Phelps then valued Pak Mail's preferred stock in order to allocate total equity value between preferred and common shareholders. Duff & Phelps' market multiple analysis was based, in part, on a combination of: (1) valuation multiples observed in market trading of comparable public companies, and (2) valuation multiples observed in the merger and acquisition marketplace. No company used in the public market analysis or precedent transaction analysis described below is identical to Pak Mail.

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


Accordingly, an analysis of the data described below necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of the businesses and other factors that could affect the public trading value or the acquisition value of the companies to which they are being compared. A discounted cash flow analysis provides insight into the intrinsic value of a business based on the projected earnings and capital requirements and the net present value of the subsequent unlevered free cash flows to be generated by the assets of such business. A preferred stock analysis is based on discounting the future expected dividend payments over a period of time and redemption of the outstanding principal at the end of the period to a present value.

Comparable Public Companies. In the selection of comparable public companies, Duff & Phelps used multiple databases to identify companies whose principal source of revenue is derived from royalties and franchise fees as well as from the sale of certain equipment, supplies, forms and materials to franchisees. Duff & Phelps further screened this initial group to identify those companies whose operations are characterized by the following criteria:

     o Companies that sell franchise businesses within a myriad of industries, including printing, shipping and packaging, restaurants and others.

     o Companies that generate a large portion of revenues from royalties and fees from franchisees.

     o    Companies that are based in the United States.

Duff & Phelps ultimately identified 8 companies that are considered to be reasonably comparable to Pak Mail in terms of investment risks and attributes. Some of the comparable companies generate a large portion of their reinvested earnings from company-owned operations and incur large capital outlays in order to support store operations. Therefore, some of the comparable companies had substantially different capital and cost structures.

Duff & Phelps compared selected financial information of Pak Mail with corresponding data of the selected comparable public companies. All of the selected comparable companies are relatively small. Out of the 8 companies selected, 6 reported less than $50 million in revenue for the latest twelve month period. Duff & Phelps' analysis of valuation multiples focused on the multiple of total enterprise value to last twelve months revenue, earnings before interest, taxes, depreciation and amortization ("EBITDA") and earnings before interest and taxes ("EBIT"). The table below presents a summary of selected financial and market data for the comparable public companies:


                        Stock            Equity           Enterprise            LTM                 Enterprise Value/
                      Price at            Value             Value             Revenue     ------------------------------------
Company Name         Oct. 10, 2002      (in $mil)         (in $mil)          (in $mil)      Revenue      EBITDA          EBIT
------------------------------------------------------------------------------------------------------------------------------

BCT International       $0.71             $ 4              $ 4                 $17           0.2x          6.1x           9.5x
Dwyer Group, Inc.        3.55              25               29                  23           1.3           7.0           10.5
Emerging Vision, Inc.    0.04               1                2                  18           0.1           NM            NM
Global Business
  Services, Inc.         0.67               6                7                   4           1.5           NM            NM
Nathan's Famous, Inc.    3.26              20               22                  42           0.5           7.0           18.7
Noble Roman's, Inc.      0.90              14               30                   6           5.1          13.8           14.2
Pizza Inn, Inc.          1.68              17               34                  65           0.5           5.4            6.9
Schlotzsky's, Inc.       3.75              27               57                  62           0.9           5.7           10.0
-----------------------------------------------------------------------------------------------------------------------------
NM=Not Meaningful                                                             Mean           1.3x          7.5x          13.3x
LTM=Latest Twelve Months                                                    Median           0.7x          6.6x          10.2x


Comparable Transactions. Duff & Phelps searched for all transactions involving companies similar to Pak Mail. The only pertinent transaction identified in the past five years was United Parcel Service, Inc. purchase of Mail Boxes, Etc. in March 2001. However, no financial information was available for this transaction.

Application of Market Multiples. Based on its analysis of Pak Mail and the selected comparable public companies, Duff & Phelps determined that a revenue multiple of 0.45x, an EBITDA multiple of 5.0x and an EBIT multiple of 6.0x were reasonable and appropriate for Pak Mail. Duff & Phelps applied the 0.45x multiple to Pak Mail's revenue, the 5.0x multiple to Pak Mail's adjusted EBITDA and the 6.0x multiple to Pak Mail's adjusted EBIT.

The application of these three different multiples to Pak Mail's financial results provided a range of total enterprise values from approximately $1.63 million to $1.85 million. Duff & Phelps then deducted the outstanding August 31, 2002 balance of Pak Mail's interest-bearing debt, at $412,880, to arrive at a total equity value range of $1.21 million to $1.43 million.

Discounted Cash Flow Analysis. Duff & Phelps performed a discounted cash flow analysis of Pak Mail to derive an indication of going-concern value. The analysis referenced below represents only a portion of the overall analysis performed by Duff & Phelps, and Duff & Phelps expresses no judgment as to the appropriateness or accuracy of any assumptions or projections provided by management. Duff & Phelps' discounted cash flow analysis was based on projections provided by Pak Mail management and certain independently derived assumptions, as well as discussions with management with respect to Pak Mail's future outlook.

Duff & Phelps' discounted cash flow analysis was based on projected unleveraged free cash flows of Pak Mail for the 2002 through 2006 period, and applied a range of discount rates from 17% to 19% to reflect Pak Mail's operations. Duff & Phelps analysis calculated a terminal value at the end of 2006 using a constant growth dividend discount model, incorporating a perpetuity growth rate of 3%.

Duff & Phelps' discounted cash flow analysis resulted in indications of total enterprise value ranging from $1.86 million to $2.08 million for Pak Mail. Duff & Phelps then deducted the outstanding August 31, 2002 balance of Pak Mail's interest-bearing debt, at $412,880, to arrive at a total equity value range of $1.45 million to $1.67 million.

Based on the market multiple analysis and the discounted cash flow analysis, Duff & Phelps concluded at a total equity value (common and preferred stock) for Pak Mail in the range of $1.35 million to $1.55 million

Preferred Stock Analysis. Pak Mail has 2,216.668 shares of Series C preferred stock outstanding without par value and with a redemption value of $1,000 per share. The Series C preferred stock is redeemable and has a redemption value and liquidation value of $2,216,668, which exceeds the total equity value determined by Duff & Phelps of $1.35 million to $1.55 million. Duff & Phelps valued the Series C preferred stock by discounting the future expected dividend payments over a period of time and redemption of the outstanding principal at the end of the period to a present value using a time horizon of more than 3 years but less than 10. The discount rate used was based on yields observed for preferred stocks with "C" ratings ranging from 5.8% to 62.3%, as well as alternative investments and the overall risk of Pak Mail. A discount rate range of 18.0% to 20.0% was deemed reasonable for Pak Mail's Series C preferred stock. Duff & Phelps concluded at a fair market value of $1.3 million for Pak Mail's Series C preferred stock.

Duff & Phelps deducted the fair market value of preferred stock, at $1.3 million, from the total equity value range of $1.35 million to $1.55 million, to arrive at a total common equity value in the range of $50,000 to $250,000.

             Pak Mail Valuation Analysis - Orderly Liquidation Basis

Duff & Phelps prepared a liquidation analysis to arrive at a range of value that might be available to the common stockholders of Pak Mail assuming: (1) a sale of Pak Mail's assets on an orderly basis, (2) the payment of outstanding liabilities and other claims that have a priority position over Pak Mail's common stock, and (3) the distribution of any net proceeds to holders of common stock.

Duff & Phelps' starting point for its hypothetical liquidation analysis was Pak Mail's management-prepared balance sheet as of August 31, 2002, which was identified as the most current financial statement available for Duff & Phelps' review. Duff & Phelps then adjusted the book value of certain assets to reflect values that might be realized in an orderly liquidation proceeding and adjusted the book value of certain liabilities to reflect amounts likely to be paid. In making these adjustments, Duff & Phelps considered management's estimates of certain asset values and actual liabilities, among other factors. Certain assumptions underlying Duff & Phelps' liquidation analysis and its treatment of individual assets and liabilities are summarized as follows:

Off Balance Sheet Liabilities. In addition to the liabilities recorded on Pak Mail's balance sheet, Duff & Phelps' liquidation analysis included additional liabilities for lease obligations related to Pak Mail's office facilities. Under the high valuation scenario of the liquidation analysis, Duff & Phelps estimated that Pak Mail is able to reduce its total operating lease obligations to approximately $720,000, while the low value scenario included Pak Mail's estimated total operating lease obligations of $1,000,000.

Interim Cash Flow. Duff & Phelps assumed a three month liquidation period and therefore included an estimate of interim expenses during the winding down period. Projected cash outflows included general and administrative expenses for internal operations, salary and related payroll expenses for certain employees deemed necessary during the liquidation period, and interest payable on Pak Mail's notes payable over the three month period. Estimates of Pak Mail's general and administrative expenses were based upon estimates provided to Duff & Phelps by Pak Mail management.

Duff & Phelps' liquidation analysis indicated a negative total common equity valuation ranging from ($1.2) million to ($1.6) million. Duff & Phelps therefore concluded that the liquidation analysis did not provide any indication that stockholders would receive any payment for Pak Mail common stock in a liquidation scenario.

                       Historical Share Price Information

Pak Mail's latest closing share price prior to the delivery of Duff & Phelps opinion was $0.06 per share on September 19, 2002. However, trading activity in Pak Mail's stock is extremely thin. From January 1, 2002 to October 14, 2002, Pak Mail's stock traded on only 18 days with a total of 10,000 shares changing hands. Based on its analysis of share prices and trading activity, Duff & Phelps does not believe that the latest available closing price provides an accurate indication of the value of Pak Mail's common stock.

Principals' Position as to Fairness of the Merger to Unaffiliated Shareholders

The Securities and Exchange Commission's (the "SEC") rules require each of Pak Mail Acquisition Corp., PMIP and D.P. Kelly, and Messrs. Gustafson and Corcoran and Ms. McGrath (the "Principals") to state whether it or he or she believes the merger is fair or unfair to Pak Mail's unaffiliated shareholders, to indicate the extent, if any, to which that belief is based on specific factors enumerated in the rules, and to specify, to the extent practicable, the weight assigned to each such factor.

Each of Pak Mail Acquisition Corp., PMIP and D.P. Kelly, and Messrs. Gustafson and Corcoran and Ms. McGrath believes that the merger is fair to Pak Mail's unaffiliated shareholders based on the factors supporting its fairness set forth in the Duff & Phelps fairness opinion as well as the factors listed in "Special Factors - Recommendation of the Board of Directors; Fairness of the Merger", without having quantified or otherwise assigned relative weights to those factors.

In addition, although Duff & Phelps's opinion is not addressed to the Principals, the Principals are aware that Duff & Phelps has rendered its opinion to the Board of Directors. The Principals believe that the rendering of such an opinion by a firm of Duff & Phelps expertise and reputation supports the fairness of the merger.


Benefits and Detriments of the Merger To Pak Mail's Unaffiliated Shareholders

To summarize the various factors considered by the Principals, the Principals believe that the primary benefit of the merger to Pak Mail's unaffiliated shareholders is the realization of the value of their investment in Pak Mail in cash at a price that represents a fair valuation of such shareholders' shares. In addition, the merger will eliminate the risk to those shareholders of a possible future decline in the market value of Pak Mail's common stock. The Principals considered the other benefits listed in "Special Factors - Recommendation of the Board of Directors; Fairness of the Merger".

The Principals believe the primary detriment of the merger to Pak Mail's unaffiliated shareholders is that they will cease to participate in any future earnings growth of Pak Mail and will cease to benefit from any increase in Pak Mail's value. In addition, each of Pak Mail's unaffiliated shareholders will recognize a taxable gain on consummation of the merger if and to the extent that the amount of cash it receives in the merger exceeds its tax basis in its Pak Mail common stock. Further, there have been recent discussions with third parties that compete in Pak Mail's line of business. These discussions included indications of interest to enter into a strategic combination or engage in some other strategic alternative. It is possible that similar strategic alternatives may be considered in the near-term or long-term future. There are no imminent or foreseeable strategic alternatives available. In addition, based on discussions with potential strategic partners, it is unlikely that Pak Mail will be capable of entering into strategic alternatives in the near future due to Pak Mail's status as a public company. In the event a strategic alternative takes place in the future, the Principals may benefit and Pak Mail's unaffiliated shareholders would not receive a similar benefit. The Principals also considered other detriments listed in "Special Factors - Recommendation of the Board of Directors; Fairness of the Merger".

      Benefits and Detriments of the Merger to the Principals and Pak Mail

The Principals believe the primary benefit of the merger to the Principals is that they will participate in all of any future earnings growth of Pak Mail, will benefit from all of any increase in Pak Mail's value and that the pursuit of strategic alternatives may be easier as a private company rather than as a public company. The Principals believe that Pak Mail will benefit from the merger by gaining more operating flexibility and by reducing its operating and administrative costs because of a reduction in its public reporting obligations arising principally from its equity securities being privately rather than publicly held after the merger. The Principals expect to benefit from these increases in efficiency and reductions in operating and administrative costs.

The Principals believe that the primary detriments of the merger to the Principals are the cash outlay and the potential diminution of Pak Mail's ability to use Pak Mail common stock as currency for acquisitions, substantial capital-raising efforts and incentive option purposes.

Interests of Certain Persons in the Merger; Certain Relationships

Messrs. Gustafson and Corcoran and Ms. McGrath have an indirect beneficial interest in Pak Mail Acquisition Corp. In light of the conflicting interests of Messrs. Gustafson and Corcoran and Ms. McGrath with Pak Mail's unaffiliated shareholders, the Board of Directors solicited the opinion of Duff & Phelps to provide a determination of the fairness of the merger to Pak Mail's unaffiliated shareholders, from a financial point of view.

Shares and Stock Options

Pak Mail stock options will be canceled as a result of the merger. The value of Pak Mail stock held by members of the Board of Directors as of October 31, 2002, which will or may be realized upon consummation of the merger is as follows:

                                     Number of Shares    Amount of Consideration
                                         Nature of              of to be
Name of Beneficial Owner                 Ownership              Received
--------------------------------------------------------------------------------

J. S. Corcoran                             1,000                $   51.60
John W. Grant                                800                $   41.28
F. Edward Gustafson                       34,500                $1,780.12

Directors and Management of the Surviving Corporation

After the merger, the Board of Directors of the surviving corporation will be comprised of the Board of Directors of Pak Mail. The officers of Pak Mail will comprise the officers of the surviving corporation. P. Evan Lasky will continue to serve as President and Chief Executive Officer. Alex Zai will continue to serve as Executive Vice President.

Other Arrangements with Affiliates

In connection with a recapitalization, on February 4, 1998, Pak Mail issued 1000 shares of Series C preferred stock, without par value, to D.P. Kelly, and 1,216.668 shares of Series C preferred stock, without par value, to PMIP. These shares of Series C preferred stock have a 6% dividend payable on March 31 of each year. Pak Mail must pay the dividends on the Series C preferred stock before paying dividends on the common stock or making distributions to the common shareholders.

On August 11, 2000, in order to obtain working capital, Pak Mail executed a promissory note for $400,000 pursuant to which Pak Mail promises to pay to the order of D.P. Kelly the principal and any accrued interest thereon, on demand.

Directors and Officers Indemnification

Indemnification arrangements for our present directors and officers will be continued by the surviving corporation after the merger.

Certain Effects of the Merger

If the merger is consummated, Pak Mail's unaffiliated shareholders will no longer have any interest in, and will not be shareholders of, Pak Mail and, therefore, will not benefit from any future earnings growth of Pak Mail or from any increase in its value and will no longer bear the risk of any decrease in its value. Instead, each unaffiliated shareholder will have the right to receive, upon consummation of the merger, $0.0516 in cash for each share of common stock he, she or it holds, without interest and applicable withholding taxes. A primary benefit of the transaction to our unaffiliated shareholders is the ability to realize liquidity on their investment. This cash payment also assures that all unaffiliated shareholders will receive the same amount for their shares, rather than taking the risks associated with attempting to sell their shares in the open market. However, following the merger, the unaffiliated shareholders will be unable to participate in the possible future growth of Pak Mail.

If the merger is consummated, the Principals will directly or indirectly hold the entire equity interest in Pak Mail and will therefore be the sole beneficiaries of any future earnings growth of Pak Mail and any increases in Pak Mail's value. However, the Principals will bear the risk of any decrease in value of Pak Mail and the potential lack of liquidity in the Principals' investment in Pak Mail.

Pak Mail's common stock is currently subject to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is sporadically traded on the over-the-counter market under the trading symbol ("PMCX"). As a result of the merger, the common stock will no longer be subject to the Exchange Act. Pak Mail will thereafter be relieved of its obligation to comply with the proxy rules of Regulation 14A under Section 14 of the Exchange Act, and its officers, directors and beneficial owners of more than 10% of the common stock will be relieved of the reporting requirements and "short swing" trading provisions under Section 16 of the Exchange Act. Further, Pak Mail will no longer be subject to periodic reporting requirements under Section 13 of the Exchange Act and will cease filing information with the SEC.

Plans for Pak Mail after the Merger

The Principals expect that, except as described in this proxy statement, the business and operations of Pak Mail will be continued substantially as they are currently being conducted by Pak Mail. However, the Principals expect that they may, from time to time, evaluate and review Pak Mail's business, operations and properties and make such changes as they consider appropriate.

Except as described in this proxy statement, neither the Principals nor Pak Mail has any present plans or proposals involving Pak Mail or its subsidiaries which relate to or would result in an extraordinary corporate transaction such as a merger, reorganization, liquidation, sale or transfer of a material amount of assets, or any material change in the present dividend policy, indebtedness or capitalization, or any other material change in Pak Mail's corporate structure or business. After the merger, the Principals will review proposals or may propose the acquisition or disposition of assets or other changes in Pak Mail's business, corporate structure, capitalization, management or dividend policy which they consider to be in the best interests of Pak Mail and its shareholders. During the past 12 months, Pak Mail has considered the possibility of a strategic combination or pursuing other strategic alternatives. Pak Mail may continue to consider the possibility of a strategic combination or pursuing other strategic alternatives after the consummation of the merger. The Principals intend to suspend Pak Mail's obligation to file reports under Section 13 of the Exchange Act, and to no longer be publicly traded on the over-the-counter market.

Conduct of the Business of Pak Mail if the Merger is not Consummated

If the merger is not consummated, the Board expects to seek to retain Pak Mail's current management team and continue business as usual. There are no plans in such circumstances to operate Pak Mail's business in a manner substantially different than the manner in which it is presently operated.

Accounting Treatment

The merger will be accounted for in accordance with the purchase method of accounting under generally accepted accounting principles.

Financing of the Merger

It is estimated that approximately $125,000 will be required to complete the merger and pay related fees and expenses. See "Special Factors - Fees and Expenses." The Principals anticipate that financing for the merger and additional activities of Pak Mail Acquisition Corp. will be derived from the assets of Pak Mail Acquisition Corp., or may be provided by capital contributions from the shareholders of Pak Mail Acquisition Corp. The Principals would consider alternative financing arrangements if the primary financing plans are not sufficient, but no alternative financing arrangements have been finalized or expected to be required.

Regulatory Requirements; Third Party Consents

Pak Mail does not believe that any material federal or state regulatory approvals, filings or notices are required by Pak Mail or Pak Mail Acquisition Corp. in connection with the merger other than:

     o such approvals, filings or notices required pursuant to federal and state securities laws; and

     o the filing of the articles of merger with the Secretary of State of the State of Colorado.

Pak Mail does not believe any other material third party consents will be required by Pak Mail in connection with the merger.

Material Federal Income Tax Consequences of the Merger

The following discussion summarizes the material U.S. federal income tax consequences of the merger. This discussion is based upon the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated under the Code, Internal Revenue Service rulings, and judicial and administrative rulings in effect as of the date of this proxy statement, all of which are subject to change, possibly with retroactive effect. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a holder of our common stock in light of that holder's particular circumstances, or to those holders of our common stock subject to special rules, such as shareholders who are not citizens or residents of the United States, shareholders that are financial institutions, broker-dealers, tax-exempt organizations, insurance companies, dealers in securities, or foreign corporations, shareholders who acquired their common stock through the exercise of options, warrants or similar derivative securities or shareholders who hold their common stock as part of a straddle or conversion transaction. This discussion also does not address the U.S. federal income tax consequences to holders of options exercisable to acquire shares of our common stock. This discussion assumes that holders of our common stock hold their respective shares as capital assets within the meaning of Section 1221 of the Code. No ruling from the Internal Revenue Service will be applied for with respect to the U.S. federal income tax consequences discussed herein, and accordingly there can be no assurance that the Internal Revenue Service will agree with the positions described in this proxy statement.

We intend this discussion to provide only a summary of the material U.S. federal income tax consequences of the merger. We do not intend it to be a complete analysis or description of all potential U.S. federal income tax consequences of the merger. We also do not address all of the non-income tax or foreign, state or local tax consequences of the merger. We strongly urge you to consult your tax advisor to determine your particular U.S. federal, state, local or foreign income or other tax consequences resulting from the merger, with respect to your individual circumstances.

The receipt of cash for shares of our common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes and possibly for state and local income tax purposes as well. In general, a shareholder who receives cash in exchange for shares pursuant to the merger will recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received and the shareholder's adjusted tax basis for the shares surrendered for cash pursuant to the merger. Gain or loss will be determined separately for each block of shares (i.e., shares acquired at the same cost in a single transaction) that is surrendered for cash pursuant to the merger.

Net capital gain recognized by non-corporate taxpayers from the sale of property held more than one year will generally be taxed at a rate not to exceed 20% for U.S. federal income tax purposes. Net capital gain from property held for one year or less will be subject to tax at ordinary income tax rates. Capital gains recognized by a corporate taxpayer will be subject to tax at the ordinary income tax rates applicable to corporations. In general, capital losses are deductible only against capital gains and are not available to offset ordinary income. However, individual taxpayers are allowed to offset a limited amount of net capital losses against ordinary income.

The receipt of cash, if any, pursuant to the exercise by a holder of shares of our common stock of dissenter's rights under the Colorado Business Corporation Act, will be taxable. We encourage any holder of shares of our common stock considering the exercise of any dissenter's rights to consult a tax advisor to determine the tax consequence of exercising such dissenter's rights.

Certain non-corporate holders of shares of our common stock may be subject to backup withholding (currently at a rate of 30% but subject to periodic adjustment) on cash payments received pursuant to the merger. Backup withholding will not apply, however, to a holder of shares of our common stock who furnishes a taxpayer identification number and certifies that he or she is not subject to backup withholding on the substitute Form W-9 included in the transmittal letter, who provides a certificate of foreign status on Form W-8BEN or W-8ECI, or who is otherwise exempt from backup withholding. A holder of shares of common stock who fails to provide the correct tax identification number on Form W-9 may be subject to a penalty imposed by the Internal Revenue Service.

Fees and Expenses

Whether or not the merger is consummated and except as otherwise described herein, all fees and expenses incurred in connection with the merger will be paid by the party incurring such fees and expenses. Estimated fees and expenses (rounded to the nearest thousand) incurred or to be paid by Pak Mail or Pak Mail Acquisition Corp. in connection with the merger, the financing and related transactions are approximately $75,000.

                              THE MERGER AGREEMENT

The following is a summary of the material provisions of the merger agreement, as amended. A copy of the merger agreement is attached as Annex A to this proxy statement and a copy of the amendment to the merger agreement is attached as Annex B to this proxy statement. This summary is qualified in its entirety by reference to the full text of the merger agreement, and any subsequent amendments.

The Merger; Merger Consideration

The merger agreement provides that the merger will become effective upon the filing of articles of merger with the Secretary of State of the State of Colorado or at such other time as the parties may agree and specify in the articles of merger (the "Effective Time"). If the merger is approved at the Special Meeting by the holders of a majority of all outstanding shares of common stock, and the other conditions to the merger are satisfied, it is currently anticipated that the merger will be consummated in December 2002 or January 2003; however, there can be no assurance as to the timing of the consummation of the merger or that the merger will be consummated.

At the Effective Time, Pak Mail Acquisition Corp. will be merged with and into Pak Mail, the separate corporate existence of Pak Mail Acquisition Corp. will cease and Pak Mail will continue as the surviving corporation. At the Effective
Time:

     o each share of Pak Mail common stock, issued and outstanding immediately prior to the Effective Time (other than common stock held by Pak Mail Acquisition Corp. or held by dissenting shareholders that strictly comply with the provisions of the Colorado Business Corporation Act regarding statutory appraisal rights) will, by virtue of the merger and without any action on the part of the holder thereof, be converted into and become the right to receive $0.0516 per share, without interest and less any applicable withholding taxes (the "Merger Consideration");

     o each share of Pak Mail common stock issued and outstanding immediately prior to the Effective Time that is owned by Pak Mail Acquisition Corp. will automatically be canceled and extinguished;

     o each issued and outstanding share of Series C preferred stock, without par value, of Pak Mail, will become one issued and outstanding share of Series C preferred stock, without par value, of the surviving corporation;

     o each share of common stock of Pak Mail Acquisition Corp. issued and outstanding immediately prior to the Effective Time will be converted into and become one share of common stock of the surviving corporation and will constitute the only outstanding shares of capital stock of the surviving corporation;

     o dissenting shareholders who do not vote to approve the merger agreement and who otherwise strictly comply with the provisions of the Colorado Business Corporation Act regarding statutory appraisal rights have the right to seek a determination of the fair value of the shares of common stock and payment in cash therefor in lieu of the Merger Consideration (see "Dissenter's Rights" and Annex D of this proxy statement); and

     o each certificate representing shares of Pak Mail common stock (a "Certificate") that have been converted to cash under the terms of the merger agreement will, after the Effective Time, evidence only the right to receive, upon the surrender of such Certificate, an amount in cash per share equal to $0.0516, without interest.

The Exchange Fund; Payment for Shares of Pak Mail Common Stock

On or before the closing date of the merger, Pak Mail Acquisition Corp. will enter into an agreement with a bank, trust company or other exchange agent selected by Pak Mail Acquisition Corp. (the "Exchange Agent"). As of the Effective Time, Pak Mail Acquisition Corp. or Pak Mail will deposit or cause to be deposited with the Exchange Agent cash in an amount equal to the aggregate Merger Consideration for the benefit of holders of shares of Pak Mail common stock (other than common stock held by dissenting shareholders and shares to be canceled and extinguished without consideration pursuant to the merger agreement).

As soon as reasonably practicable after the Effective Time, Pak Mail Acquisition Corp. will instruct the Exchange Agent to mail to each record holder of a Certificate (i) a letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to such Certificates will pass, only upon delivery of Certificates to the Exchange Agent, and will be in such form and have such other provisions as Pak Mail Acquisition Corp. will reasonably specify) and (ii) instructions for use in effecting the surrender of Certificates for the Merger Consideration. No shareholder should surrender any Certificate until the shareholder receives the letter of transmittal and other instructions relating to surrender. Upon surrender of a Certificate for cancellation to the Exchange Agent, together with a letter of transmittal, duly executed, and such other customary documents as may be required pursuant to the instructions, the holder of such Certificate will be entitled to receive in exchange therefor the Merger Consideration into which the number of shares of common stock previously represented by such Certificate shall have been converted pursuant to the merger agreement, without any interest thereon, and the Certificates so surrendered will be canceled.

Shareholders should not send their Certificates now and should send them only pursuant to instructions set forth in the letter of transmittal to be mailed to shareholders promptly after the Effective Time. In all cases, the Merger Consideration will be paid only in accordance with the procedures set forth in this proxy statement, the merger agreement and the letter of transmittal.

One hundred and eighty days after the Effective Time, the Exchange Agent will deliver to Pak Mail, or otherwise at the direction of Pak Mail, any portion of the aggregate Merger Consideration that remains undistributed to or unclaimed by the holders of Certificates (including the proceeds of any investments thereof). Any holders of Certificates who have not yet complied with the above-described procedures to receive payment of the Merger Consideration may then look only to Pak Mail for payment of the Merger Consideration to which they are entitled.

Transfers of Common Stock

After the Effective Time, Pak Mail's stock transfer books will be closed, and there will be no further transfers of Certificates on any of the stock transfer books. In the event of a transfer of ownership of any Pak Mail common stock prior to the Effective Time that is not registered in the stock transfer records of Pak Mail at the Effective Time, the Merger Consideration into which such common stock have been converted in the merger will be paid to the transferee in accordance with the provisions of the merger agreement only if the Certificate is surrendered as provided in the merger agreement and accompanied by all documents required to evidence and effect such transfer (including evidence of payment of any applicable stock transfer taxes). If, after the Effective Time, Certificates are presented to the Exchange Agent or Pak Mail, they will be canceled and exchanged for the Merger Consideration as provided above and pursuant to the terms of the merger agreement (subject to applicable law in the case of dissenting shareholders).

Treatment of Stock Options

The merger agreement directs Pak Mail's Board of Directors to take such actions as may be required and appropriate such that all stock options for Pak Mail common stock will be canceled and extinguished and will cease to exist as of the date the merger is consummated.

Conditions

The respective obligations of Pak Mail Acquisition Corp. and Pak Mail to consummate the merger are subject to the fulfillment or waiver (to the extent permitted by applicable law) at or prior to the Effective Time of certain conditions including the following:

     o    Pak Mail will have obtained the shareholder approval; and

     o no order, decree, ruling, judgment or injunction will have been enacted, entered, promulgated or enforced by any governmental entity of competent jurisdiction that prohibits the merger and the consummation of the transactions contemplated by the merger agreement substantially on the terms contemplated by the merger agreement.

Unless waived by Pak Mail, the obligation of Pak Mail to effect the merger is also subject to the following additional conditions:

     o the representations and warranties of Pak Mail Acquisition Corp. set forth in the merger agreement will be true and correct in all material respects, in each case as of the Effective Time (except to the extent expressly made as of an earlier date, in which case, as of such date);

     o Pak Mail Acquisition Corp. will have performed or complied with in all material respects all covenants and obligations required to be performed or complied with by it under the merger agreement at or prior to the Effective Time; and

     o Pak Mail Acquisition Corp. will have delivered to Pak Mail a certificate, dated as of the closing date and signed by an executive officer, certifying the satisfaction of the conditions set forth.

Unless waived by Pak Mail Acquisition Corp., the obligations of Pak Mail Acquisition Corp. to effect the merger are subject to the following additional conditions:

     o the representations and warranties of Pak Mail set forth in certain portions of the merger agreement will be true and correct in all material respects, in each case as of the Effective Time (except to the extent expressly made as of an earlier date, in which case, as of such date);

     o Pak Mail will have performed or complied with in all material respects all obligations required to be performed or complied with by it under the merger agreement at or prior to the Effective Time;

     o from the date of the merger agreement to the Effective Time, there will not have been any event or development that has or could, individually or in the aggregate, have a material adverse effect with respect to Pak Mail;

     o Pak Mail will have delivered to Pak Mail Acquisition Corp. a certificate, dated as of the closing date and signed by an executive officer, certifying the satisfaction of the conditions set forth above; and

     o no new claim, action, suit, proceeding or investigation will be pending or threatened against Pak Mail or Pak Mail Crating & Freight Service, Inc. that relates to the transactions contemplated by the merger agreement or that otherwise may reasonably be expected to have a material adverse effect with respect to Pak Mail.

Representations and Warranties

The merger agreement contains representations and warranties of Pak Mail Acquisition Corp. and Pak Mail. The representations and warranties of Pak Mail relate to, among other things:

     o the organization and qualification to do business of Pak Mail and its subsidiary, Pak Mail Crating & Freight Service, Inc.;

     o Pak Mail's authority to enter into and consummate the merger agreement and the transactions contemplated thereby;

     o the absence of a conflict between the merger agreement and the transactions contemplated thereby, with laws applicable to, and material agreements of, Pak Mail and its subsidiary;

     o the consents and filings required with respect to the merger agreement and the transactions contemplated thereby;

     o the creation or imposition of liens as a result entering into the merger agreement;

     o    the capitalization of Pak Mail;

     o    the ownership of Pak Mail's subsidiary;

     o    the accuracy of previous filings made with the SEC;

     o    the accuracy of its financial statements;

     o the accuracy of the proxy statement and filings made with the SEC with respect to the proposed merger;

     o the absence of undisclosed liabilities and changes in the business of Pak Mail;

     o    the status of litigation;

     o the validity and enforceability of various contracts that are material to Pak Mail;

     o    compliance with respect to taxes, employee plans and labor matters;

     o    title to property, including intellectual property; and

     o    the brokers used by Pak Mail.

The representations and warranties of Pak Mail Acquisition Corp. relate to, among other things:

     o    its organization and qualification to do business;

     o its authority to enter into and consummate the merger agreement and the transactions contemplated thereby;

     o    its ownership of 2,897,078 shares of Pak Mail;

     o the absence of a conflict between the merger agreement and the transactions contemplated thereby, with laws applicable to, and material agreements of, Pak Mail Acquisition Corp.;

     o    the status of litigation;

     o the accuracy of the information provided by Pak Mail Acquisition Corp. for inclusion in this proxy statement and in filings to be made with the SEC with respect to the proposed merger;

     o    the brokers used by Pak Mail Acquisition Corp.; and

     o the availability of funds by Pak Mail Acquisition Corp. to finance the merger.

Covenants

The merger agreement contains covenants typically found in a merger agreement, that govern the activities of Pak Mail and Pak Mail Acquisition Corp. after signing and before consummation of the merger. These covenants include the following:

     o Each party will use its reasonable best efforts to take whatever actions are necessary, proper or advisable to consummate the merger and related transactions, including giving all required notices to third parties and obtaining all consents from third parties that are required to be obtained in connection with the merger agreement;

     o Pak Mail has agreed to operate, and to cause its subsidiary to operate, its respective business in the ordinary course, consistent with past practice, prior to the consummation of the merger;

     o Pak Mail will duly call, give notice of, and convene a special meeting of its shareholders as soon as reasonably practicable;

     o Pak Mail will file a proxy statement with the SEC and mail the proxy statement as promptly as reasonably practicable, and if necessary, promptly circulate amended proxy material;

     o Pak Mail Acquisition Corp. will cause the surviving corporation to indemnify Pak Mail's officers and directors against certain losses arising from the Merger;

     o The parties will cooperate in issuing press releases regarding the merger; and

     o Pak Mail will provide Pak Mail Acquisition Corp. with access to company information and each party will notify the other party of any event that could reasonably be expected to result in a material adverse affect on either party.

Nothing contained in the merger agreement is intended to give Pak Mail Acquisition Corp., directly or indirectly, any right to control or direct Pak Mail's operations prior to the Effective Time. Prior to the Effective Time, Pak Mail will, consistent with the terms and conditions of the merger agreement, control its operations.

Other Provisions

Pak Mail and Pak Mail Acquisition Corp. have made further agreements regarding, among other things, advising each other of representations or warranties contained in the merger agreement becoming untrue, of their respective failure to comply with or satisfy covenants, conditions or agreements contained in the merger agreement, and of any change, event or circumstance that could reasonably be expected to have a material adverse effect on such party or on its ability to consummate the proposed merger, cooperating in the preparation of required governmental filings, in obtaining required permits and regulatory approvals and in the release of public announcements, and granting access to information and maintaining confidentiality.

Termination

The merger agreement may be terminated and the merger may be abandoned at any time prior to the Effective Time (notwithstanding any approval of the merger agreement by the shareholders of Pak Mail):

     o    by mutual written consent of Pak Mail and Pak Mail Acquisition Corp.;

     o by either party if the merger has not been consummated by January 31, 2003, provided that the right to terminate the merger agreement is not available to any party who breached the merger agreement in a material respect that substantially contributed to the failure to consummate the Merger;

     o by either party if shareholder approval is not obtained at the Shareholder Meeting unless such failure to obtain the shareholder approval is the result of a material breach of the merger agreement by the party seeking to terminate the merger agreement;

     o by either party if an order, decree, ruling or judgment has been entered by a governmental entity permanently restraining, enjoining or otherwise prohibiting the merger, and the party seeking termination has used reasonable best efforts to remove the order;

     o by either party if the other party breaches or fails to comply with a material covenant, agreement or representation, and fails to cure within 20 days of written notice;

     o by Pak Mail Acquisition Corp. if Pak Mail's Board of Directors withdraws its recommendation of the merger; and

     o by Pak Mail Acquisition Corp. if a claim, action, suit, proceeding or investigation is filed, instituted, commenced or threatened against Pak Mail or its subsidiary that relates to the merger agreement or that otherwise may reasonably be expected to have a material adverse effect on Pak Mail.

Fees and Expenses

All costs and expenses incurred in connection with the merger agreement and the transactions contemplated thereby will be paid by the party incurring such expenses.

Amendment/Waiver

Before approval of the merger agreement by the shareholders, the merger agreement may be amended by the written agreement of the parties if such amendment is approved by their respective boards of directors. After approval of the merger agreement by the shareholders, amendments may not be made unless shareholder approval is obtained, if such approval is required by the Colorado Business Corporation Act. The parties may in writing waive compliance with certain covenants, agreements or conditions of the other party.

At any time prior to the Effective Time, Pak Mail and Pak Mail Acquisition Corp. may extend the time for performance of or waive compliance with any of the obligations or other acts of the other parties to the merger agreement, and may waive any breach of the representations and warranties contained in the merger agreement or in any document delivered pursuant to the merger agreement. Any extension or waiver will be valid only if set forth in writing and signed by the party against which it is sought to be enforced.

                               DISSENTER'S RIGHTS

The following is a summary of dissenter's rights available to Pak Mail shareholders, which summary is not intended to be a complete statement of applicable Colorado law and is qualified in its entirety by reference to Article 113 of the Colorado Business Corporation Act ("CBCA"), which is set forth in its entirety as Annex D to this proxy statement.

Right to Dissent

Pak Mail shareholders are entitled to dissent from the merger and obtain payment of the fair value of their shares if and when the merger is effectuated. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the Effective Time of the merger, excluding any appreciation or depreciation in anticipation of the merger except to the extent that exclusion would be inequitable. Under Article 113 of the CBCA, a shareholder entitled to dissent and obtain payment for his, her or its shares may not also challenge the corporate action creating the right to dissent unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

Under Section 7-113-103 of the CBCA a record shareholder may assert dissenter's rights as to fewer than all shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenter's rights.

Section 7-113-103(2) of the CBCA provides that a beneficial shareholder may assert dissenter's rights as to the shares held on the beneficial shareholder's behalf only if (a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenter's rights and (b) the beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

Pak Mail will require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to Pak Mail that the beneficial shareholder has asserted, or will timely assert, dissenter's rights as to all such shares as to which there is no limitation on the ability to exercise dissenter's rights.

Procedure for Exercise of Dissenter's Rights

The notice accompanying this proxy statement states that shareholders of Pak Mail are entitled to assert dissenter's rights under Article 113 of the CBCA. A Pak Mail shareholder who wishes to assert dissenter's rights shall: (a) cause Pak Mail to receive before the vote is taken on the merger at the special meeting, written notice of the shareholder's intention to demand payment for the shareholder's shares if the merger is effectuated; and (b) not vote the shares in favor of the merger. A Pak Mail shareholder who does not satisfy the foregoing requirements will not be entitled to demand payment for his or her shares under Article 113 of the CBCA.

Dissenter's Notice

If the merger is approved at the special meeting, Pak Mail will send written notice to dissenters who are entitled to demand payment for their shares. The notice required by Pak Mail will be given no later than 10 days after the Effective Time and will: (a) state that the merger was authorized and state the Effective Time or proposed effective date of the merger, (b) set forth an address at which Pak Mail will receive payment demands and the address of a place where certificates must be deposited, (c) supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made, (d) set the date by which Pak Mail must receive the payment demand and certificates for shares, which date will not be less than 30 days after the date the notice is given, (e) state that if a record Pak Mail shareholder dissents with respect to the shares held by any one or more beneficial shareholders each such beneficial shareholder must certify to Pak Mail that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenter's rights as to all such shares as to which there is no limitation of the ability to exercise dissenter's rights, and
(f) be accompanied by a copy of Article 113 of the CBCA.

Procedure to Demand Payment

A shareholder who is given a dissenter's notice to assert dissenter's rights will, in accordance with the terms of the dissenter's notice, (a) cause Pak Mail to receive a payment demand (which may be a demand form supplied by Pak Mail and duly completed or other acceptable writing) and (b) deposit the shareholder's stock certificates. A shareholder who demands payment in accordance with the foregoing retains all rights of a shareholder, except the right to transfer the shares, until the Effective Time, and has only the right to receive payment for the shares after the Effective Time. A demand for payment and deposit of certificates is irrevocable except that if the Effective Time does not occur within 60 days after the date set by Pak Mail by which it must receive the payment demand, Pak Mail will return the deposited certificates and release the transfer restrictions imposed. If the Effective Time occurs more than 60 days after the date set by Pak Mail by which it must receive the payment demand, then Pak Mail will send a new dissenter's notice. A Pak Mail shareholder who does not demand payment and deposit his or her Pak Mail share certificates as required by the date or dates set forth in the dissenter's notice will not be entitled to demand payment for his, her or its Pak Mail shares under Article 113 of the

CBCA, in which case, pursuant to the merger agreement, he, she or it will receive cash consideration for each of his, her or its shares equal to the per share price received by non-dissenting shareholders.

Payment

At the Effective Time or upon receipt of a payment demand, whichever is later, Pak Mail will pay each dissenter who complied with the notice requirements referenced in the preceding paragraph, the Pak Mail estimate of the fair value of the dissenter's shares plus accrued interest. Payment shall be accompanied by an audited balance sheet as of the end of the most recent fiscal year of Pak Mail or, an audited income statement for that year, and an audited statement of changes in shareholders' equity for that year and an audited statement of cash flow for that year, as well as the latest available financial statements, if any, for the interim period, which interim financial statements will be unaudited. Payment will also be accompanied by a statement of the estimate by Pak Mail of the fair value of the shares and an explanation of how the interest was calculated, along with a statement of the dissenter's right to demand payment and a copy of Article 113 of the CBCA. With respect to a dissenter who acquired beneficial ownership of his, her or its shares after Pak Mail's first announcement of the terms of the transaction on October 17, 2002, or who does not certify that his, her or its shares were acquired before that date, Pak Mail may, in lieu of making the payment described above, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

If Dissenter is Dissatisfied with Offer

If a dissenter disagrees with the Pak Mail payment or offer, such dissenter may give notice to Pak Mail in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made prior thereto, or reject the offer of Pak Mail and demand payment of the fair value of the shares and interest due if: (a) the dissenter believes that the amount paid or offered is less than the fair value of the shares or that the interest due was incorrectly calculated, (b) Pak Mail fails to make payment within 60 days after the date set by Pak Mail by which it must receive the payment demand or (c) Pak Mail does not return deposited certificates if the Effective Time is 60 days after the date set by Pak Mail by which the payment demand must be received by the shareholder asserting dissenter's rights. A dissenter waives the right to demand payment under this paragraph unless he or she causes Pak Mail to receive the notice referenced in this paragraph within 30 days after Pak Mail makes or offers payment for the shares of the dissenter, in which event, such dissenter will receive all cash for his or her Pak Mail shares in an amount equal to the amount paid or offered by Pak Mail.

Judicial Appraisal of Shares

If a demand for payment made by a dissenter as set forth above is unresolved, Pak Mail may, within 60 days after receiving the payment demand, commence a proceeding and petition a court to determine the fair value of the shares and accrued interest. If Pak Mail does not commence the proceeding within the 60 day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded. Pak Mail must commence any proceeding described above in the District Court of the County of Arapahoe, Colorado. Pak Mail must make all dissenters whose demands remain unresolved parties to the proceeding as in an action against their shares, and all parties shall be served with a copy of the petition. Jurisdiction in which the proceeding is commenced is plenary and exclusive. One or more persons may be appointed by the court as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers will have the power described in the court order appointing them. The parties to the proceeding will be entitled to the same discovery rights as parties in other civil proceedings. Each dissenter made a party to the proceeding will be entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, to exceed the amount paid by Pak Mail, or for the fair value, plus interest, of a dissenter's shares for which Pak Mail elected to withhold payment.

Court and Counsel Fees

The court in an appraisal proceeding shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court will assess the costs against Pak Mail; except that the court may assess costs against all or some of the dissenters, in the amount the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment. The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable: (a) against Pak Mail and in favor of the dissenters if the court finds that Pak Mail did not substantially comply with its obligations under the dissenter's rights statute, or (b) against either Pak Mail or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by Article 113 of the CBCA. If the court finds that the services of counsel for any dissenter were of substantial benefit to the other dissenters similarly situated, and that the fees for those services should not be assessed against Pak Mail, the court may award to such counsel reasonable fees to be paid out of the amount awarded to the dissenters who were benefited.

Any written notice required to be sent to Pak Mail by a Pak Mail shareholder electing to exercise his or her dissenter's rights under Article 113 of the CBCA should be sent to P. Evan Lasky at the offices of Pak Mail Centers of America, Inc., 7173 South Havana Street, Suite 600, Englewood, Colorado 80112.

                           MARKET FOR THE COMMON STOCK

Common Stock Market Price Information; Dividend Information

Pak Mail's common stock is sporadically traded on the over-the-counter market under the trading symbol "PMCX". Consequently, the current market price cannot be readily established. Dividends have not been declared on Pak Mail's common stock in the past two years, and we do not expect dividends to be declared in the foreseeable future.

Common Stock Purchase Information

Neither Pak Mail nor any of its executive officers or directors, or the Principals or any of their affiliates, has engaged in any transaction with respect to Pak Mail's common stock within the past 60 days. In addition, since October 17, 2000 none of the foregoing persons has purchased any of Pak Mail's common stock.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of __________, 2002, the record date for determining which of our stockholders are entitled to vote at the special meeting or any adjournment or postponement thereof, by each person or group known by us to beneficially own more than five percent of outstanding common stock, each director and named executive officer, and by all directors and executive officers as a group. Beneficial ownership was calculated on the basis of the amount of outstanding securities, plus securities deemed outstanding under the Exchange Act. Unless otherwise indicated, the holders of all shares shown in the table have sole voting and investment power with respect to such shares. As of the record date, there were 3,877,737 issued and outstanding shares of our common stock, and 2,216.688 shares of our Series C preferred stock were issued and outstanding.

--------------------------------------------------------------------------------
Name and Address                       Amount and Nature of           Percent
of Beneficial Holder                  Beneficial Ownership(1)        of Class
--------------------------------------------------------------------------------

J. S. Corcoran                             2,898,078(2)                74.7%
701 Harger Road, Suite 190
Oak Brook, Illinois  60523
630-571-4433
--------------------------------------------------------------------------------
John W. Grant                                   800                     (3)
701 Harger Road, Suite 190
Oak Brook, Illinois  60523
630-571-4433
--------------------------------------------------------------------------------
F. Edward Gustafson                       2,931,578(2)(4)              75.6%
701 Harger Road, Suite 190
Oak Brook, Illinois  60523
630-571-4433
--------------------------------------------------------------------------------
John E. Kelly                                30,000(5)                  (3)
7173 South Havana Street, Suite 600
Englewood, Colorado  80112
303-957-1000
--------------------------------------------------------------------------------
P. Evan Lasky                                22,000(6)                  (3)
7173 South Havana Street, Suite 600
Englewood, Colorado  80112
303-957-1000
--------------------------------------------------------------------------------
Laura K. McGrath                           2,897,078(2)                74.7%
701 Harger Road, Suite 190
Oak Brook, Illinois 60523
630-571-4433
--------------------------------------------------------------------------------
All directors and executive officers       2,485,378(2)(4)(5)(6)       77.0%
as a group (6 persons)
--------------------------------------------------------------------------------
Donald P. Kelly                            2,969,184(2)                76.6%
701 Harger Road, Suite 190
Oak Brook, Illinois  60523
630-571-1591
--------------------------------------------------------------------------------
D.P. Kelly and Associates, L.P.               492,814                  12.7%
701 Harger Road, Suite 190
Oak Brook, Illinois  60523
630-571-1591
--------------------------------------------------------------------------------
Pak Mail Investment Partnership L.P.         2,404,264                 62.1%
701 Harger Road, Suite 190
Oak Brook, Illinois  60523
630-571-1591
--------------------------------------------------------------------------------
Pak Mail Acquisition Corp.                   2,897,078                 74.7%
701 Harger Road, Suite 190
Oak Brook, Illinois  60523
630-571-1591
--------------------------------------------------------------------------------

(1) Beneficial ownership is calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934 as amended, and the rules promulgated thereunder. Accordingly, the "Amount and Nature of Beneficial Ownership" and the "Percent of Class" for each person listed in the table are based upon the assumption that stock options which are exercisable currently or within 60 days of October 17, 2002 held by such person have been exercised. Unless otherwise indicated, the persons listed in the table have sole voting and investment power of the shares listed for such person.

(2) Includes 2,897,078 shares owned by Pak Mail Acquisition Corp. Mr. Gustafson is a director and executive officer of Pak Mail Acquisition Corp. Mr. Corcoran is a shareholder and Mr. Gustafson is a director, executive officer and shareholder of Norcross Corporation, which controls Pak Mail Investment Partnership L.P., a shareholder of Pak Mail Acquisition Corp. In addition, Mr. Gustafson is principal and executive officer of D.P. Kelly & Associates, L.P., a shareholder of Pak Mail Acquisition Corp. Mr. Donald P. Kelly is President and Chief Executive Officer of D.P. Kelly & Associates, L.P., and is a director, executive officer and shareholder of Norcross Corporation. Accordingly, Messrs. Gustafson, Corcoran and Kelly may be deemed to have or share voting or investment power over the shares of common stock owned by Pak Mail Acquisition Corp. Ms. McGrath has an indirect beneficial interest in D.P. Kelly & Associates, L.P. However, Messrs. Corcoran, Gustafson and Kelly and Ms. McGrath each disclaim beneficial ownership of such shares except to the extent of their respective pecuniary interests in Pak Mail Acquisition Corp.
(3)  Less than 1%.
(4) Includes 6,000 shares of common stock owned by a trust for the benefit of Mr. Gustafson's children, for which he acts as trustee.
(5)  Includes 30,000 shares of common stock subject to stock options.
(6)  Includes 22,000 shares of common stock subject to stock options.

                            DIRECTORS AND MANAGEMENT

Pak Mail Centers of America, Inc.

Set forth below are the name of each director and executive officer of Pak Mail and his or her position with Pak Mail. The table below also sets forth the material occupations, positions, offices and employment of each executive officer and director of Pak Mail and the name of any corporation or other organization in which any material occupation, position, office or employment of each such person was held during the last five years. All directors and officers are citizens of the United States.

--------------------------------------------------------------------------------------------------------------------
Name, Age and Position                   Director or Officer   Principal Occupations During
in Pak Mail                                     Since          the Last Five Years
--------------------------------------------------------------------------------------------------------------------
P. Evan Lasky, 61                       March 1988             President and Chief Executive Officer of Pak Mail
(President, Chief Executive                                    since March, 2002.  Executive Vice President of Pak
Officer and Secretary)                                         Mail from March, 1988 through February, 2002.
--------------------------------------------------------------------------------------------------------------------
Alex Zai, 43                            May 1996               Executive Vice President of Pak Mail since May,
(Executive Vice President)                                     1996.  Director of store operations of Pak Mail since
                                                               April, 1994.
--------------------------------------------------------------------------------------------------------------------
John E. Kelly, 62                       September 1989         Director of Pak Mail since March, 2002.  President
(Director)                                                     and Chief Executive Officer of Pak Mail from
                                                               September, 1989 through February, 2002.
--------------------------------------------------------------------------------------------------------------------
J.S. Corcoran, 58                       September 1989         Self-employed as a business consultant since October,
(Director)                                                     1996.
--------------------------------------------------------------------------------------------------------------------
John W. Grant, 77                       September 1989         Retired since September, 1987.
(Director)
--------------------------------------------------------------------------------------------------------------------
F. Edward Gustafson, 61                 September 1989         Executive officer of D.P. Kelly & Associates, L.P., a
(Director)                                                     firm offering management services and related
                                                               entities, since November, 1988. Executive officer of
                                                               Viskase Companies, Inc., a manufacturer of food
                                                               packaging and food services supplies, since June,
                                                               1989.  Director of Viskase Companies, Inc. since
                                                               December, 1993.  Executive officer of Viskase
                                                               Corporation, a wholly-owned subsidiary of Viskase
                                                               Companies, Inc., from February, 1990 to August, 1993
                                                               and June, 1998 to present.
--------------------------------------------------------------------------------------------------------------------
Laura K. McGrath, 46                    September 1989         General Partner of KMK & Associates, an investment
(Director)                                                     partnership since May, 1986.  President of Emerald
                                                               Valley Farms, Inc., a farm land acquisition and
                                                               management company since March, 1999.  Treasurer of
                                                               the Donald P. and Byrd M. Kelly Foundation, a family
                                                               foundation that focuses on educational support for
                                                               non-profit organizations, since November, 1988.
                                                               Director of Lenders Bank.
-------------------------------------------------------------------------------------------------------------------

None of the persons listed in the table above have been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past five years, nor were any of the persons listed in the table above a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Pak Mail Acquisition Corp.

Set forth below are the name of each director and executive officer of Pak Mail Acquisition Corp. and his position with Pak Mail Acquisition Corp. The table below also sets forth the material occupations, positions, offices and employment of each executive officer and director of Pak Mail Acquisition Corp. and the name of any corporation or other organization in which any material occupation, position, office or employment of each such person was held during the last five years. All directors and officers are citizens of the United States.

--------------------------------------------------------------------------------------------------------------------
Name, Age and Position                   Director or Officer   Principal Occupation During
in Pak Mail Acquisition Corp.                   Since          the Last Five Years
--------------------------------------------------------------------------------------------------------------------
F. Edward Gustafson, 61                 October 2002           President and Director of Pak Mail Acquisition Corp.
(Director and President)                                       since October, 2002.  Executive officer of D.P.
                                                               Kelly & Associates, L.P., a firm offering management
                                                               services and related entities, since November, 1988.
                                                               Executive officer of Viskase Companies, Inc., a
                                                               manufacturer of food packaging and food services
                                                               supplies, since June, 1989.  Director of Viskase
                                                               Companies, Inc. since December, 1993.  Executive
                                                               officer of Viskase Corporation, a wholly-owned
                                                               subsidiary of Viskase Companies, Inc., from February,
                                                               1990 to August, 1993 and June 1998 to present.
--------------------------------------------------------------------------------------------------------------------
Arthur H. Krantz, 58                    October 2002           Executive Vice President, Secretary and Treasurer of
(Executive Vice President, Secretary                           Pak Mail Acquisition Corp. since October 2002.
and Treasurer)                                                 Executive officer of D.P. Kelly & Associates, L.P., a
                                                               firm offering management services and related
                                                               entities, for more than the past five years.
--------------------------------------------------------------------------------------------------------------------


None of the persons listed in the table above have been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors), nor were any of the persons listed in the table above a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains or incorporates by reference certain forward-looking statements and information relating to Pak Mail that are based on the beliefs of management as well as assumptions made by and information currently available to Pak Mail. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements of historical facts, including statements regarding the completion of the proposed merger. When used in this document, the words "anticipate," "believe," "estimate," "expect," "plan," "intend," "project," "predict," "may," "should" and similar expressions, are intended to identify forward-looking statements. Such statements reflect the current view of Pak Mail with respect to future events, including the completion of the proposed merger, and are subject to numerous risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements of Pak Mail to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements, including:

     o    delays in receiving any required regulatory and other approvals;

     o    the failure of shareholders to approve the merger agreement;

     o    intensity of competition in Pak Mail's market;

     o        taxation levels;

     o effects of national and regional economic and market conditions, labor and marketing costs; and

     o various other factors, otherwise referenced in this proxy statement and the annexes and exhibits attached hereto.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, planned or intended. Pak Mail does not intend, or assume any obligation, to update these forward-looking statements to reflect actual results, changes in assumptions or changes in the factors affecting such forward-looking statements. Forward-looking statements made in connection with a going-private transaction generally are excluded from the safe harbor forward-looking statements.

                              INDEPENDENT AUDITORS

The consolidated financial statements of Pak Mail for each of the years in the three year period ended November 30, 2001 included in Pak Mail's Annual Report on Form 10-KSB for the fiscal year ended November 30, 2001 enclosed with this proxy statement, have been audited by Ehrhardt Keefe Steiner & Hottman, P.C., independent accountants, as stated in their reports appearing therein. It is not expected that representatives of Ehrhardt Keefe Steiner & Hottman, P.C. will be present at the Special Meeting.

                       SHAREHOLDER MEETINGS AND PROPOSALS

In the event the merger agreement is approved by a majority of Pak Mail's shareholders, the Principals do not intend to have additional shareholder meetings. However, in the event that there are additional shareholder meetings, pursuant to Rule 14a-8 under the Exchange Act promulgated by the SEC, any shareholder of Pak Mail who wishes to present a proposal at the next Annual Meeting of Shareholders of Pak Mail (in the event the merger is not consummated), and who wish to have such proposal included in Pak Mail's proxy statement for that meeting, must deliver a copy of such proposal to Pak Mail at 7173 South Havana Street, Suite 600, Englewood, Colorado 80112, Attention:
Corporate Secretary within thirty (30) days following Pak Mail's first public announcement regarding the date for any such annual meeting. Shareholder proposals received after this deadline will be considered untimely.

                              AVAILABLE INFORMATION

No person is authorized to give any information or to make any representations, other than as contained in this proxy statement, in connection with the merger agreement or the merger, and, if given or made, such information or representations may not be relied upon as having been authorized by Pak Mail or Pak Mail Acquisition Corp. The delivery of this proxy statement shall not, under any circumstances, create any implication that there has been no change in the information set forth herein or in the affairs of Pak Mail since the date hereof.

Neither Pak Mail nor the Principals have made provisions to grant unaffiliated shareholders access to their respective corporate files or to provide counsel or appraisal services to any unaffiliated shareholder at the expense of either Pak Mail or the Principals.

Because the merger is a "going private" transaction, Pak Mail Acquisition Corp. and Pak Mail have filed with the SEC a Rule 13e-3 Transaction Statement on
Schedule 13E-3 under the Exchange Act with respect to the merger. This proxy statement does not contain all of the information set forth in the Schedule 13E-3 and the exhibits thereto. Copies of the Schedule 13E-3 and the exhibits thereto are available for inspection and copying at the principal executive offices of Pak Mail during regular business hours by any interested shareholder of Pak Mail, or a representative who has been so designated in writing, and may be inspected and copied, or obtained by mail, by written request directed to P. Evan Lasky, Pak Mail Centers of America, Inc., 7173 South Havana Street, Suite 600, Englewood, Colorado 80112.

Pak Mail is currently subject to the information requirements of the Exchange Act and in accordance therewith files periodic reports, proxy statements and other information with the SEC relating to its business, financial and other matters. Copies of such reports, proxy statements and other information, as well as the Schedule 13E-3 and the exhibits thereto, may be reviewed on the SEC's website at http://www.sec.gov.

                              FINANCIAL STATEMENTS

The following financial information is incorporated by reference to Pak Mail's Annual Report on Form 10-KSB for the fiscal year ended November 30, 2001 and its Quarterly Report on Form 10-QSB for the quarterly period ended August 31, 2002, both of which are enclosed with this proxy statement:

(1) Audited financial statements for the fiscal years ending November 30, 2000 and November 30, 2001;

(2) Unaudited balance sheets, comparative year-to-date income statements and related earnings per share data, statements of cash flows, and comprehensive income required to be included in Pak Mail's 10-QSB for the quarter ended August 31, 2002; and

(3) Book value per share as of the date of the most recent balance sheet presented.

                              PRO FORMA INFORMATION

We have not provided any pro forma data giving effect to the proposed merger. We do not believe such information is material to you in evaluating the merger proposal because:

     o    the proposed merger consideration is all cash; and

     o if the proposed merger consideration is completed, our common stock would cease to be publicly traded and unaffiliated shareholders would not retain or receive a continuing interest in our business.

                       WHERE YOU CAN FIND MORE INFORMATION

The SEC allows Pak Mail to "incorporate by reference" information into this proxy statement, which means that Pak Mail can disclose important information by referring you to another document filed separately with the SEC. The following documents previously filed by Pak Mail with the SEC are incorporated by reference in this proxy statement and are deemed to be a part hereof:

(1) Pak Mail's Annual Report on Form 10-KSB for the fiscal year ended November 30, 2001;

(2) Pak Mail's Quarterly Report on Form 10-QSB for the fiscal quarter ended February 28, 2002;

(3) Pak Mail's Quarterly Report on Form 10-QSB for the fiscal quarter ended May 31, 2002;

(4) Pak Mail's Quarterly Report on Form 10-QSB for the fiscal quarter ended August 31, 2002; and

(5)  Pak Mail's Current Report on Form 8-K filed October 21, 2002.

Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for all purposes to the extent that a statement contained in this proxy statement modifies or replaces such statement. Forward-looking statements made in connection with a going-private transaction generally are excluded from the safe harbor for forward-looking statements.

Pak Mail undertakes to provide by first class mail, without charge and within one business day of receipt of any written or oral request, to any person to whom a copy of this proxy statement has been delivered, a copy of any or all of the documents referred to above which have been incorporated by reference in this proxy statement, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein). Requests for such copies should be directed to P. Evan Lasky, Pak Mail Centers of America, Inc., 7173 South Havana Street, Suite 600, Englewood, Colorado 80112; (303) 957-1000.

                                     ANNEX A







                          AGREEMENT AND PLAN OF MERGER

                                   dated as of

                                October 17, 2002

                                 by and between

                        PAK MAIL CENTERS OF AMERICA, INC.

                                       and

                           PAK MAIL ACQUISITION CORP.

                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----

BACKGROUND..................................................................A-1
ARTICLE I - THE MERGER......................................................A-1
     Section 1.1  The Merger................................................A-1
     Section 1.2  The Closing...............................................A-1
     Section 1.3  Effective Time............................................A-1
     Section 1.4  Effects of the Merger.....................................A-2
     Section 1.5  Organizational Documents..................................A-2
     Section 1.6  Directors and Officers....................................A-2
     Section 1.7  Conversion of Shares......................................A-2
     Section 1.8  Purchaser Common Stock....................................A-3
ARTICLE II - PAYMENT........................................................A-3
     Section 2.1  Surrender of Certificates.................................A-3
     Section 2.2  Exchange Agent; Certificate Surrender Procedures..........A-3
     Section 2.3  Transfer Books............................................A-4
     Section 2.4  Termination of Funds......................................A-4
     Section 2.5  Lost Certificates.........................................A-4
     Section 2.6  No Rights as Shareholder..................................A-5
     Section 2.7  Withholding...............................................A-5
     Section 2.8  Options...................................................A-5
ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE COMPANY.................A-5
     Section 3.1  Corporate Existence and Power.............................A-5
     Section 3.2  Corporate Authorization; Approvals........................A-6
     Section 3.3  Governmental Authorization................................A-6
     Section 3.4  Non-Contravention.........................................A-7
     Section 3.5  Capitalization............................................A-7
     Section 3.6  Subsidiary................................................A-7
     Section 3.7  SEC Documents.............................................A-8
     Section 3.8  Financial Statements; Liabilities.........................A-8
     Section 3.9  Information to Be Supplied................................A-9
     Section 3.10  Absence of Certain Changes...............................A-9
     Section 3.11  Litigation and Legal Compliance..........................A-9
     Section 3.12  Taxes....................................................A-10
     Section 3.13  Contracts................................................A-11
     Section 3.14  Employee Benefit Plans; Labor Matters....................A-11
     Section 3.15  Intellectual Property....................................A-12
     Section 3.16  Real Property............................................A-12
     Section 3.17  Brokers' Fees; Opinion of Financial Advisor..............A-12
ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF THE PURCHASER................A-12
     Section 4.1  Corporate Existence and Power.............................A-12
     Section 4.2  Corporate Authorization; Approvals........................A-13
     Section 4.3  Share Ownership...........................................A-13
     Section 4.4  Governmental Authorization................................A-13
     Section 4.5  Non-Contravention.........................................A-13
     Section 4.6  Information To Be Supplied................................A-13
     Section 4.7  Litigation................................................A-13
     Section 4.8  Availability of Funds.....................................A-14
     Section 4.9  Brokers' Fees.............................................A-14

ARTICLE V - COVENANTS.......................................................A-14
     Section 5.1  Reasonable Best Efforts...................................A-14
     Section 5.2  Interim Operations........................................A-15
     Section 5.3  Shareholder Meeting.......................................A-15
     Section 5.4  Certain Filings...........................................A-15
     Section 5.5  Director and Officer Liability............................A-16
     Section 5.6  Public Announcements......................................A-18
     Section 5.7  Access to Information.....................................A-18
     Section 5.8  Notice of Developments....................................A-18
ARTICLE VI - CONDITIONS TO THE CONSUMMATION OF THE MERGER...................A-18
     Section 6.1  Conditions to the Obligations of Each Party...............A-18
     Section 6.2  Conditions to the Obligations of the Company..............A-18
     Section 6.3  Conditions to the Obligations of the Purchaser............A-19
ARTICLE VII - TERMINATION...................................................A-19
     Section 7.1  Termination...............................................A-19
     Section 7.2  Effect of Termination.....................................A-20
     Section 7.3  Fees and Expenses.........................................A-20
ARTICLE VIII - MISCELLANEOUS................................................A-21
     Section 8.1  Nonsurvival of Representations and Warranties.............A-21
     Section 8.2  Successors and Assigns....................................A-21
     Section 8.3  Amendment.................................................A-21
     Section 8.4  Severability..............................................A-21
     Section 8.5  Extension of Time; Waiver.................................A-21
     Section 8.6  Counterparts..............................................A-21
     Section 8.7  Descriptive Headings......................................A-21
     Section 8.8  Notices...................................................A-21
     Section 8.9  No Third-Party Beneficiaries..............................A-22
     Section 8.10  Entire Agreement.........................................A-22
     Section 8.11  Governing Law............................................A-22

                                TABLE OF DEFINED TERMS

Affiliates                                                Section 3.9
Agreement                                                 Preamble
Articles of Merger                                        Section 1.3
Certificate                                               Section 2.1
Closing                                                   Section 1.2
Closing Date                                              Section 1.2
Colorado Business Corporation Act                         Background
Company                                                   Preamble
Constituent Corporations                                  Section 1.1
Contracts                                                 Section 3.13(a)
Disclosure Schedules                                      Article III
Dissenting Shares                                         Section 1.7(c)
Effective Time                                            Section 1.3
Employee Plan                                             Section 3.14(a)
ERISA                                                     Section 3.14(a)
Exchange Act                                              Section 3.2(b)

Exchange Agent                                            Section 2.2
Financial Advisor                                         Section 3.17(a)
Financial Statements                                      Section 3.8(a)
GAAP                                                      Section 3.8(a)
Governmental Entity                                       Section 3.3
Indemnified Parties                                       Section 5.5(a)
Intellectual Property                                     Section 3.15
Knowledge of the Company                                  Section 3.11(a)
Laws                                                      Section 3.11(a)
Lien                                                      Section 3.6
Material Adverse Effect                                   Section 3.1
Merger                                                    Background
Merger Consideration                                      Section 1.7(a)
Options                                                   Section 2.8(a)
Option Plans                                              Section 2.8(a)
Outside Date                                              Section 7.1
Purchaser                                                 Preamble
Preferred Shares                                          Section 3.5(a)
Proxy Statement                                           Section 5.4(a)
Recommendation                                            Section 5.3
SEC                                                       Section 3.7
SEC Documents                                             Section 3.7
Securities Act                                            Section 3.3
Shareholder Approval                                      Section 3.2(c)
Shareholder Meeting                                       Section 5.3
Shares                                                    Section 1.7(a)
Subsidiary                                                Section 3.1
Surviving Corporation                                     Section 1.1
Tax                                                       Section 3.12(a)
Tax Returns                                               Section 3.12(a)

                          AGREEMENT AND PLAN OF MERGER

     This AGREEMENT AND PLAN OF MERGER (this "Agreement") dated as of October 17, 2002 is made by and between Pak Mail Centers of America, Inc., a Colorado corporation (the "Company"), and Pak Mail Acquisition Corp., a Colorado corporation (the "Purchaser").

                                   BACKGROUND

     The Board of Directors of each of the Company and the Purchaser deem it advisable and in the best interests of their respective companies and shareholders to consummate the merger of the Purchaser with and into the Company, upon the terms and subject to the conditions set forth herein (the "Merger"), and have adopted resolutions in accordance with Articles 101 to 117 of Title 7 of the Colorado Revised Statutes, as amended (the "Colorado Business Corporation Act"), adopting and approving this Agreement, the Merger and the other transactions contemplated herein.

     NOW THEREFORE, in consideration of the mutual agreements contained in this Agreement, and for other good and valuable consideration, the value, receipt and sufficiency of which are acknowledged, the parties agree as follows:

                                    ARTICLE I
                                   THE MERGER

     Section 1.1 The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 1.3) the Purchaser will be merged with and into the Company in accordance with the provisions of the Colorado Business Corporation Act. Following the Merger, the Company will continue as the surviving corporation (the "Surviving Corporation") and the separate corporate existence of the Purchaser will cease. The Purchaser and the Company are sometimes referred to collectively as the "Constituent Corporations."

     Section 1.2 The Closing. Unless this Agreement has been terminated pursuant to Section 7.1, the closing of the transactions contemplated by this Agreement (the "Closing") will take place at 10:00 a.m., local time, on a date to be specified by the parties that is no later than the third business day following satisfaction or waiver of the conditions set forth in Article VI (the "Closing Date"), at the offices of Jenner & Block, LLC, One IBM Plaza, Chicago, Illinois, unless another date, time or place is agreed to in writing by the parties.

     Section 1.3 Effective Time. Upon the terms and subject to the conditions of this Agreement, on the Closing Date (or on such other date as the parties may agree) the Company will file with the Colorado Secretary of State appropriate articles of merger (the "Articles of Merger") and make all other filings or recordings required by the Colorado Business Corporation Act in connection with the Merger. The Merger will be consummated on the later of the date on which the Articles of Merger have been filed with the Colorado Secretary of State or such time as is agreed upon by the parties and specified in such Articles of Merger. The time the Merger becomes effective in accordance with the Colorado Business Corporation Act is referred to in this Agreement as the "Effective Time."

     Section 1.4 Effects of the Merger. The Merger will have the effects set forth in this Agreement and Article 111 of the Colorado Business Corporation Act. Without limiting the generality of the foregoing, as of the Effective Time, the Surviving Corporation will succeed to all the properties, rights, privileges, powers, franchises and assets of the Constituent Corporations, and all debts, liabilities and duties of the Constituent Corporations will become debts, liabilities and duties of the Surviving Corporation.

     Section 1.5 Organizational Documents. At the Effective Time, the articles of incorporation and bylaws of the Company (as in effect immediately prior to the Effective Time), will become the articles of incorporation and bylaws of the Surviving Corporation until thereafter amended in accordance with their respective terms and the Colorado Business Corporation Act.

     Section 1.6 Directors and Officers. The directors and the officers of the Company at the Effective Time will be the initial directors and officers of the Surviving Corporation and will hold office from the Effective Time in accordance with the articles of incorporation and bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified.

     Section 1.7 Conversion of Shares. As of the Effective Time, by virtue of the Merger and without any action on the part of the Company or the Purchaser or their respective shareholders:

     (a) each share of the Company's common stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time (the "Shares"), other than Shares owned by the Purchaser that are to be canceled pursuant to (b) below and Dissenting Shares (as defined in (c) below) will be converted into the right to receive, upon the surrender of the certificate formerly representing such Share in accordance with this Agreement, $0.0516 in cash, without interest (the "Merger Consideration");

     (b) each Share owned immediately prior to the Effective Time by the Purchaser will be canceled and extinguished; and

     (c) notwithstanding anything in this Agreement to the contrary, Shares outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or consented thereto in writing and who has complied with all of the relevant provisions of Article 113 of the Colorado Business Corporation Act regarding appraisal for such Shares ("Dissenting Shares"), will not be converted into a right to receive the Merger Consideration, unless such holder fails to perfect or withdraws or otherwise loses its right to appraisal. The Company will give the Purchaser prompt written notice of any and all demands for appraisal rights, withdrawal of such demands and any other communications delivered to the Company pursuant to Article 113 of the Colorado Business Corporation Act, and the Company will give the Purchaser the opportunity, to the extent permitted by applicable Law (as defined in Section 3.11), to participate in all negotiations and proceedings with respect to such demands. Except with the prior written consent of the Purchaser, the Company will not voluntarily make any payment with respect to any demand for appraisal rights and will not settle or offer to settle any such demand. Each holder of Dissenting Shares who becomes entitled to payment for such Dissenting Shares under the provisions of Article 113 of the Colorado Business Corporation Act, will receive payment thereof from the Surviving Corporation and such Dissenting Shares will no longer be outstanding and will automatically be canceled and retired and will cease to exist.

     (d) At the Effective Time, each issued and outstanding share of Series C preferred stock, par value $1,000 per share, of the Company will become one issued and outstanding share of Series C preferred stock, par value $1,000 per share, of the Surviving Corporation.

     Section 1.8 Purchaser Common Stock. Each share of common stock, par value $0.001 per share, of the Purchaser outstanding immediately prior to the Effective Time will be automatically canceled at the Effective Time, and the holders thereof shall receive in exchange therefore, one share of common stock in the Surviving Corporation for each such canceled share.

                                   ARTICLE II
                                     PAYMENT

     Section 2.1. Surrender of Certificates. From and after the Effective Time, each holder (except for Purchaser) of a certificate that immediately prior to the Effective Time represented an outstanding Share (a "Certificate") will be entitled to receive in exchange therefor, upon surrender thereof to the Exchange Agent (as defined in Section 2.2), the Merger Consideration into which the Shares evidenced by such Certificate were converted pursuant to the Merger. No interest will be payable on the Merger Consideration to be paid to any holder of a Certificate irrespective of the time at which such Certificate is surrendered for exchange.

     Section 2.2 Exchange Agent; Certificate Surrender Procedures.

     (a) On or prior to the Effective Time, the Purchaser and the Company will designate (and enter into an agreement with) an institution or trust company to act as exchange agent for the Merger Consideration (the "Exchange Agent"). As soon as reasonably practicable after the Effective Time, the Surviving Corporation will deposit with the Exchange Agent, for the benefit of the holders of Shares, the aggregate Merger Consideration required to be paid hereunder. Pending payment of such funds to the holders of Certificates, the Merger Consideration will be held and may be invested by the Exchange Agent as the Surviving Corporation directs (so long as such directions do not impair the rights of holders of Shares) in direct obligations of the United States for which the full faith and credit of the United States is pledged to provide for the payment of principal and interest, or commercial paper rated of the highest quality by Moody's Investors Services, Inc. or Standard & Poor's Corporation. Any net profit resulting from, or interest or income produced by, such investments will be payable to the Surviving Corporation or its designee, in the Surviving Corporation's sole discretion. The Purchaser will promptly replace any funds lost through any investment made pursuant to this section. The Exchange Agent will, pursuant to irrevocable instructions, deliver to each holder of Shares under and in accordance with (b) below, the Merger Consideration payable to each such holder. The Merger Consideration deposited with the Exchange Agent will not be used for any purpose other than as set forth in this Agreement.

     (b) As soon as reasonably practicable after the Effective Time, the Surviving Corporation will instruct the Exchange Agent to mail to each record holder of a Certificate (i) a letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to such Certificates will pass, only upon delivery of Certificates to the Exchange Agent, and will be in such form and have such other provisions as the Surviving Corporation will reasonably specify) and (ii) instructions for use in effecting the surrender of Certificates for the Merger Consideration. Upon the surrender to the Exchange Agent of such Certificates together with a duly executed and completed letter of transmittal and all other documents and other materials required by the Exchange Agent to be delivered in connection therewith, the holder will be entitled to receive the Merger Consideration into which the Certificates so surrendered have been converted in accordance with the provisions of this Agreement. Until so surrendered, each outstanding Certificate will be deemed from and after the Effective Time, for all corporate purposes, to evidence the right to receive the Merger Consideration into which the Shares represented by such Certificate have been converted in accordance with the provisions of this Agreement.

     Section 2.3 Transfer Books. The stock transfer books of the Company will be closed at the Effective Time, and no transfer of any Shares will thereafter be recorded on any of the stock transfer books. In the event of a transfer of ownership of any Shares prior to the Effective Time that is not registered in the stock transfer records of the Company at the Effective Time, the Merger Consideration into which such Shares have been converted in the Merger will be paid to the transferee in accordance with the provisions of Section 2.2 only if the Certificate is surrendered as provided in Section 2.1 and accompanied by all documents required to evidence and effect such transfer (including evidence of payment of any applicable stock transfer taxes).

     Section 2.4 Termination of Funds. Any portion of the Merger Consideration that remains undistributed one hundred eighty (180) days after the Effective Time will be delivered to the Surviving Corporation upon demand, and each holder of Shares who has not previously surrendered Certificates in accordance with the provisions of this Article II will thereafter look only to the Surviving Corporation for satisfaction of any claims for the Merger Consideration such holder may have. Notwithstanding the foregoing, neither the Purchaser nor the Surviving Corporation will be liable to any former holder of Shares for any portion of the Merger Consideration delivered to any public official pursuant to any applicable abandoned property, escheat or similar Law.

     Section 2.5 Lost Certificates. If any Certificate has been lost, stolen or destroyed, upon the making of an affidavit (in form and substance reasonably acceptable to the Exchange Agent and the Surviving Corporation) of that fact by the person making such a claim, and, if required by the Surviving Corporation, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against or with respect to such Certificate, and after fulfillment of any other conditions required by the Exchange Agent or the Surviving Corporation, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed Certificate the Merger Consideration pursuant to Section 2.2.

     Section 2.6 No Rights as Shareholder. From and after the Effective Time, the holders of Certificates will cease to have any rights as shareholders of the Surviving Corporation except as otherwise expressly provided in this Agreement or by applicable Laws, and the Surviving Corporation will be entitled to treat each Certificate that has not yet been surrendered for exchange solely as evidence of the right to receive the Merger Consideration into which the Shares evidenced by such Certificate have been converted pursuant to the Merger.

     Section 2.7 Withholding. The Surviving Corporation will be entitled to deduct and withhold from the Merger Consideration otherwise payable to any former holder of Shares all amounts required by Law to be deducted or withheld therefrom. To the extent that amounts are so withheld by the Surviving Corporation, such withheld amounts will be treated for all purposes of this Agreement as having been paid to the holder of the Shares in respect of which such deduction and withholding was made by the Purchaser.

     Section 2.8 Options.

     (a) As soon as reasonably practicable following the date of this Agreement, the Company's Board of Directors and any committee administering any Option Plan (as defined in (b) below), will adopt such resolutions and/or take such other actions as may be required or appropriate in the reasonable discretion of the Company to effect the provisions of this section. Each option to purchase Shares under any Option Plan unexercised and outstanding immediately prior to the Effective Time (the "Options"), whether or not vested or exercisable, will at the Effective Time be canceled and extinguished and will cease to exist.

     (b) Prior to the Effective Time, the Purchaser and the Company will use their reasonable best efforts to take all actions (including, if appropriate, amending the terms of the Company's 1999 Incentive and Non-statutory Employee Stock Option Plan, as amended prior to the date hereof (collectively, the "Option Plans") or stock option or compensation plans or arrangements of the Purchaser) that are necessary to give effect to the transactions contemplated by, and the terms contained in, this section.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except as disclosed in the disclosure schedules of the Company (the "Disclosure Schedules") or the SEC Documents (as defined in Section 3.7), the Company represents and warrants to the Purchaser as follows:

     Section 3.1 Corporate Existence and Power. The Company and the Subsidiary are each corporations duly organized, validly existing and in good standing under the Laws of their respective jurisdictions of incorporation, and have all requisite corporate power and authority to own, lease and operate their respective properties and assets and to carry on their respective businesses as presently being conducted. The Company and the Subsidiary are each duly qualified or licensed to conduct business as a foreign corporation in each jurisdiction where such qualification or licensing is necessary, except where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (as defined below). For purposes of this Agreement, the term "Material Adverse Effect" means any change, effect, occurrence or state of facts that is materially adverse to the business, financial condition, operations or results of operations of the Company and Pak Mail Crating & Freight Service, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the "Subsidiary"), taken as a whole, or the Purchaser, as the case may be; provided, however, that the following are excluded from the definition of "Material Adverse Effect" and from the determination of whether such a Material Adverse Effect has occurred: (i) any change, effect or occurrence that is generally applicable to the shipping, receiving and packaging industry or the economy in general; or (ii) changes in Laws (as defined in Section 3.11) (including common law, rules and regulations or the interpretation thereof) or applicable accounting regulations and principles.

     Section 3.2 Corporate Authorization; Approvals.

     (a) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby are within the Company's corporate powers and, except for the Shareholder Approval (as defined in (c) below), have been duly authorized by all necessary corporate action. Assuming that this Agreement constitutes the valid and binding obligation of the Purchaser, this Agreement constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar Laws of general applicability relating to or affecting creditors' rights, or by general equity principles, including principles of commercial reasonableness, good faith and fair dealing).

     (b) The Company's Board of Directors, or an appropriate committee thereof, has taken (or will take prior to the Merger) all action necessary so that the exemption contemplated by Rule 16b-3(e) promulgated pursuant to the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the "Exchange Act") is applicable to the disposition of Shares and Options in or in connection with the Merger by all directors and/or officers of the Company.

     (c) The affirmative vote of the holders of a majority of the outstanding Shares on the applicable record date (the "Shareholder Approval") is the only vote of the holders of any class or series of the Company's capital stock necessary to approve the Merger and the consummation of the transactions contemplated hereby.

     Section 3.3 Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby do not require any filing or registration with, notification to, or authorization, consent or approval of, any federal, state or local governmental authority, court, administrative or regulatory agency or commission (each a "Governmental Entity"), other than: (a) the filing of (i) the Articles of Merger with the Secretary of State of Colorado in accordance with the Colorado Business Corporation Act and (ii) appropriate documents with the relevant authorities of other states or jurisdictions in which the Company or the Subsidiary is qualified to do business; (b) compliance with any applicable requirements of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), and the Exchange Act; (c) such actions as may be required under any applicable state securities or blue sky Laws; and (d) such other actions or filings that, if not obtained or made, would not, individually or in the aggregate, reasonably be expected to have either a Material Adverse Effect, or to prevent or materially impair the ability of the Company to consummate the transactions contemplated by this Agreement.

     Section 3.4 Non-Contravention. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby do not (a) contravene or conflict with the Company's articles of incorporation or bylaws, or (b) violate, result in a breach of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, result in the creation or imposition of any Lien (as defined in Section 3.6) upon any of the properties or assets of the Company under, or require any consent, approval, notice or filing under, any of the Contracts (as defined in Section 3.13), other than any of the foregoing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 3.5 Capitalization.

     (a) The authorized capital stock of the Company consists of 200,000,000 Shares and 10,000,000 shares of the Company's preferred stock, without par value, of which 1,500 are designated as Series A preferred stock, 1,000 are designated as Series B preferred stock and 2,500 are designated as Series C preferred stock. As of the close of business on October 15, 2002, (i) 3,650,921 Shares were issued and outstanding and no Shares were held in treasury and (ii) no shares of Series A Preferred Stock were issued, outstanding or held in treasury, (iii) no shares of Series B Preferred Stock were issued, outstanding or held in treasury and (iv) 2,216.668 shares of Series C Preferred Stock (the "Preferred Shares") were issued and outstanding and no Preferred Shares were held in treasury. As of the close of business on October 15, 2002, Options to acquire an aggregate of 172,227 Shares are outstanding under the Option Plans. All outstanding shares of the capital stock of the Company have been duly authorized and validly issued, and are fully paid, non-assessable and free of preemptive rights.

     (b) Except as described above, as of the date hereof there are no outstanding (i) shares of capital stock or other voting securities of the Company; (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company; or (iii) options, warrants or other rights to acquire from the Company, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company. There are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any Shares.

     Section 3.6 Subsidiary.

     (a) All of the outstanding shares of capital stock of the Subsidiary are owned directly by the Company free and clear of any Liens and free of any other limitation or restriction, including any limitation or restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interest (other than any of the foregoing that may exist under the Securities Act or any state securities Laws) with such exceptions as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. For purposes of this Agreement, "Lien" means any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of an asset, provided, however, that the term "Lien" will not include (i) liens for water and sewer charges and current Taxes (as defined in Section 3.12) not yet due and payable or being contested in good faith, (ii) mechanics', carriers', workers', repairers', materialmen's, warehousemen's and similar liens, (iii) purchase money liens and liens securing rental payments under capital lease arrangements and (iv) other liens arising in the ordinary course of business and not incurred in connection with the borrowing of money.

     (b) All outstanding shares of the capital stock of the Subsidiary have been duly authorized and validly issued, and are fully paid and non-assessable.

     (c) The Subsidiary does not own or control directly or indirectly, or have any direct or indirect equity participation in, any corporation, partnership, limited liability company, joint venture or other entity.

     Section 3.7 SEC Documents. The Company has filed all material forms, reports and documents required to be filed by it with the Securities and Exchange Commission ("SEC") after January 1, 2000 and prior to the date of this Agreement (together with the amendments and supplements to such filings, the "SEC Documents"). Each SEC Document, as of its filing date (or if amended, as of the date of its last amendment) complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be. No SEC Document filed pursuant to the Exchange Act or the Securities Act, as of its filing date or effective date, as applicable (or if amended or supplemented, as of the filing date or effective date, as applicable, of its last amendment or supplement), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

     Section 3.8 Financial Statements; Liabilities.

     (a) Each of the consolidated balance sheets included in the SEC Documents fairly presents in all material respects the consolidated financial position of the Company and the Subsidiary as of the respective dates thereof, and the other related consolidated financial statements (including the notes thereto) included therein fairly present in all material respects the results of operations and cash flows of the Company and the Subsidiary for the respective periods or as of the respective dates set forth therein (collectively, the "Financial Statements"). As of the respective filing date for the applicable SEC Document in which it was included, each of the Financial Statements (including the notes thereto) complied in all material respects with the then-applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, and was prepared in accordance with accounting principles generally accepted in the United States ("GAAP") applied on a consistent basis during the periods or as of the respective dates involved, except as otherwise noted therein and subject, in the case of unaudited interim financial statements, to normal year-end adjustments.

     (b) There are no material liabilities or obligations of the Company or the Subsidiary of any kind whatsoever, whether accrued or unaccrued, absolute or contingent, liquidated or unliquidated, or due or to become due, in each case, other than liabilities or obligations referenced (whether by value or otherwise) or reflected in the SEC Documents, the Financial Statements or disclosed in the notes thereto (i) incurred since November 30, 2001 in the ordinary course of business; (ii) under this Agreement or in connection with the transactions contemplated hereby; (iii) of the Company and the Subsidiary under the agreements, Contracts, leases, or licenses to which they are parties; and (iv) which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 3.9 Information to Be Supplied. The information to be supplied by the Company expressly for inclusion or incorporation by reference in the Proxy Statement (as such term is defined in Section 5.4) will comply with the applicable provisions of Section 5.4. The Proxy Statement will (with respect to the Company) comply as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act. Notwithstanding the foregoing, the Company makes no representations or warranties with respect to any information supplied by, or related to, the Purchaser or any of its Affiliates (as such term is defined in Rule 12b-2 of the regulations promulgated under the Exchange Act, "Affiliates") or advisors that is contained in, or incorporated by reference into, the Proxy Statement.

     Section 3.10 Absence of Certain Changes. Except as otherwise contemplated by this Agreement, since November 30, 2001 the Company and the Subsidiary have conducted their businesses in the ordinary course consistent with past practice, and there has not been (a) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the business or assets of the Company or the Subsidiary that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (b) any action, event, occurrence, development or state of circumstances or facts that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 3.11 Litigation and Legal Compliance.

     (a) As of the date hereof, there are no claims, actions, suits, proceedings or investigations pending or to the actual knowledge of the executive officers of the Company ("Knowledge of the Company"), threatened by or against the Company or the Subsidiary that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. For purposes of this
Section 3.11, routine litigation with franchisees that do not involve significant dollar amounts and that are in the ordinary course for a franchisor, will not be deemed to have a Material Adverse Effect. Neither the Company nor the Subsidiary is subject to any outstanding judgment, injunction, order or decree of any Governmental Entity that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There are no judicial or administrative actions, proceedings or investigations pending, or to the Knowledge of the Company, threatened, which question the validity of this Agreement or any action taken or to be taken by the Company in connection with this Agreement.

     (b) To the Knowledge of the Company, except for instances of noncompliance that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and the Subsidiary are in compliance with each federal, state and local law, statute, rule, regulation, ordinance, permit, order or writ (collectively "Laws") to which the Company, the Subsidiary or any of their respective assets or properties is subject.

     (c) To the Knowledge of the Company, each of the Company and the Subsidiary has all permits, licenses, approvals, authorizations of, and registrations with and under all Laws, and from all Governmental Entities required by the Company and the Subsidiary to carry on their respective businesses as currently conducted, except where the failure to have any of the foregoing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 3.12 Taxes.

     (a) To the Knowledge of the Company, the Company and the Subsidiary have each filed (after taking into account any extensions) all material reports, returns, declarations or other filings required by any taxing authority (collectively, the "Tax Returns") relating to any federal, local and state income, sales, use, transfer, real property, personal property, social security, unemployment, disability, payroll, employee or other withholding or other tax ("Tax") required by any applicable Laws relating to Taxes. All such Tax Returns were correct and complete in all material respects when filed, and all Taxes shown to be owed by the Company or the Subsidiary on such Tax Returns have been paid. Other than any reserve for deferred Taxes established to reflect timing differences between book and Tax treatment, the Company has made accruals for Taxes on the Financial Statements that are adequate to cover, in all material respects, any Tax liability of the Company and the Subsidiary determined in accordance with GAAP through the date of the Financial Statements.

     (b) To the Knowledge of the Company, the Company and the Subsidiary have each withheld with respect to its employees, creditors, independent contractors, shareholders or other parties, all material federal and state income taxes, FICA, FUTA and other Taxes required to be withheld.

     (c) To the Knowledge of the Company, there is no Tax deficiency outstanding, assessed, or to the Knowledge of the Company, proposed against the Company or the Subsidiary, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor the Subsidiary has executed or requested any waiver of any statute of limitations on or extending the period for the assessment or collection of any material federal or material state Tax that is still in effect. There are no liens for Taxes on the assets of Company or of the Subsidiary other than with respect to Taxes not yet due and payable.

     (d) To the Knowledge of the Company, no claim has ever been made by a Governmental Entity in a jurisdiction where any of the Company and the Subsidiary do not file Tax Returns that it is or may be subject to Taxes in that jurisdiction.

     (e) No material federal or state Tax audit or other examination of the Company or the Subsidiary is presently in progress, nor has the Company or the Subsidiary been notified either in writing or, to the Knowledge of the Company, orally of any request for any such federal or state Tax audit or other examination.

     Section 3.13 Contracts.

     (a) Each material contract of the Company or the Subsidiary (each, a "Contract") is a valid, binding and enforceable obligation of the Company, and, to the Knowledge of the Company, of the other party or parties thereto (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar Laws of general applicability relating to or affecting creditors' rights, or by general equity principles, including principles of commercial reasonableness, good faith and fair dealing), and to the Knowledge of the Company, each Contract is in full force and effect.

     (b) Neither the Company nor, to the Knowledge of the Company any other party thereto, is in breach of or default under any term of any Contract or has repudiated any term of any Contract, except for such breaches, defaults or repudiations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (c) The Company has not received any notice of termination, cancellation or non-renewal with respect to any Contract, and to the Knowledge of the Company, no other party to a Contract plans to terminate, cancel or not renew any such agreement.

     Section 3.14 Employee Benefit Plans; Labor Matters.

     (a) Schedule 3.14(a) of the Disclosure Schedules contains an accurate and complete list of each material "employee benefit plan," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), each employment, severance or similar contract, plan, arrangement or policy and each other plan or arrangement providing for compensation, bonuses, profit-sharing, stock option or other stock related rights or other forms of incentive or deferred compensation, health or medical benefits, disability benefits, workers' compensation, supplemental unemployment benefits and post-employment or retirement benefits which is maintained or contributed to by the Company or the Subsidiary and covers any employee or former employee of the Company or the Subsidiary ("Employee Plan"). The Company has complied in all material respects with ERISA and all other applicable Laws in connection with the Employee Plans.

     (b) Neither the Company nor the Subsidiary is a party to a collective bargaining agreement or other labor union agreement and, as of the date hereof, with respect to the Company and the Subsidiary, (i) to the Knowledge of the Company, there is no union organizing activity currently underway; (ii) no complaints of discrimination (including charges relating to sex, age, race, national origin, disability or veteran status) are pending before any Governmental Entity; and (iii) no work stoppage or labor dispute is pending.

     (c) None of the Employee Plans will obligate the Company or the Subsidiary to pay any separation, severance, termination or similar benefit solely as a result of any transaction contemplated by this Agreement or solely as a result of a change in control or ownership within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended.

     (d) There are no pending or, to the Knowledge of the Company, threatened actions, suits, investigations or claims with respect to any Employee Plan (other than routine claims for benefits) which would reasonably be expected to result in any material liability to the Company or the Subsidiary (whether direct or indirect), and to the Knowledge of the Company, there are no facts which would reasonably be expected to give rise to any such actions, suits, investigations or claims.

     Section 3.15 Intellectual Property. The Company and the Subsidiary own or have adequate rights to use all patents, trademarks, service marks, trade names, copyrights, trade secrets and other intellectual property rights (collectively, the "Intellectual Property") necessary to carry on their respective businesses as currently conducted, except where the failure to own or have adequate rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor the Subsidiary has received any written notice of infringements of or conflict with, the rights of others with respect to the use of any Intellectual Property, other than such as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 3.16 Real Property. Neither the Company nor the Subsidiary owns any real property.

     Section 3.17 Brokers' Fees; Opinion of Financial Advisor.

     (a) Except for Duff & Phelps, LLC (the "Financial Advisor"), there is no investment banker, broker or finder that has been retained by, or is authorized to act on behalf of, the Company or the Subsidiary who might be entitled to any fee or commission from the Company, the Subsidiary or the Purchaser upon consummation of the transactions contemplated by this Agreement.

     (b) The Company has received (i) a report of the Financial Advisor dated July 11, 2002 that, as of May 31, 2002 and based on and subject to the assumptions, qualifications and limitations of such opinion, the fair market value of the Shares on a controlling interest basis is reasonably stated in the range of $50,000 to $250,000, and (ii) an opinion from the Financial Advisor dated October 17, 2002 that the Merger Consideration is fair to the Company's shareholders, other than the Purchaser and its affiliates, from a financial point of view.

                                   ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES OF
                                  THE PURCHASER

     The Purchaser represents and warrants to the Company as follows:

     Section 4.1 Corporate Existence and Power. The Purchaser is a corporation duly organized, validly existing and in good standing under the Laws of the State of Colorado, and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as presently being conducted. The Purchaser is duly qualified or licensed to conduct business as a foreign corporation in each jurisdiction where such qualification or licensing is necessary, except where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on its ability to consummate the transactions contemplated by this Agreement. Since the date of its incorporation, the

Purchaser has not engaged in any activities other than in connection with or as contemplated by this Agreement.

     Section 4.2 Corporate Authorization; Approvals. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby are within the Purchaser's corporate powers and have been duly authorized by all necessary corporate action. Assuming that this Agreement constitutes the valid and binding obligation of the Company, this Agreement constitutes a valid and binding agreement of the Purchaser, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar Laws of general applicability relating to or affecting creditors' rights, or by general equity principles, including principles of commercial reasonableness, good faith and fair dealing).

     Section 4.3 Share Ownership. 2,897,078 Shares are owned directly by the Purchaser free and clear of any Liens with such exceptions as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 4.4 Governmental Authorization. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby do not require any filing or registration with, notification to, or authorization, consent or approval of any Governmental Entity on behalf of the Purchaser, other than (a) the filing of the Articles of Merger in accordance with the Colorado Business Corporation Act; (b) compliance with any applicable requirements of the Securities Act and the Exchange Act; (c) such actions as may be required under any applicable state securities or blue sky Laws, and (d) such other actions or filings that, if not obtained or made, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the ability of the Purchaser to consummate the transactions contemplated by this Agreement.

     Section 4.5 Non-Contravention. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby do not contravene or conflict with the Purchaser's articles of incorporation or bylaws in any manner which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the ability of the Purchaser to consummate the transactions contemplated by this Agreement.

     Section 4.6 Information To Be Supplied. The information to be supplied by the Purchaser expressly for inclusion or incorporation by reference in the Proxy Statement will comply with the applicable provisions of Section 5.4. The Proxy Statement will (with respect to the Purchaser) comply as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act. Notwithstanding the foregoing, the Purchaser makes no representations or warranties with respect to any information supplied by, or related to, the Company or any of its advisors that is contained in, or incorporated by reference into, any of the foregoing documents.

     Section 4.7 Litigation. As of the date hereof, there are no claims, actions, suits, proceedings or investigations pending or to the knowledge of the Purchaser, threatened by or against the Purchaser that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on its ability to consummate the transactions contemplated by this Agreement. The Purchaser is not subject to any outstanding judgment, injunction, order or decree of any Governmental Entity that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on its ability to consummate the transactions contemplated by this Agreement. There are no judicial or administrative actions, proceedings or investigations pending, or to the knowledge of the Purchaser, threatened, which question the validity of this Agreement or any action taken or to be taken by the Purchaser in connection with this Agreement.

     Section 4.8 Availability of Funds. The Purchaser has, or has received a financing commitment pursuant to which it will have, sufficient funds available to enable it to consummate the transactions contemplated by this Agreement as of the Effective Date of the Merger.

     Section 4.9 Brokers' Fees. No investment banker, broker or finder has been retained by, or is authorized to act on behalf of, the Purchaser, or might be entitled to any fee or commission from the Purchaser, the Company or the Subsidiary upon consummation of the transactions contemplated by this Agreement.

                                    ARTICLE V
                                    COVENANTS

     Section 5.1 Reasonable Best Efforts.

     (a) Subject to the terms and conditions hereof, each party will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement as promptly as reasonably practicable, provided that nothing in this section will require the Company to take any action which would be inconsistent with the fiduciary duties of its Board of Directors as such duties would exist under applicable Law in the absence of this section.

     (b) Prior to the Closing Date, each of the parties will (i) give all required notices to third parties and Governmental Entities and use its reasonable best efforts to obtain all third party and governmental consents and approvals that it is required to obtain in connection with this Agreement, the Merger and the other transactions contemplated hereby and (ii) use its reasonable best efforts to prevent any preliminary or permanent injunction or other order by a Governmental Entity that seeks to modify, delay or prohibit the consummation of the transactions contemplated by this Agreement and, if issued, to appeal any such injunction or order through the appellate court or body for the relevant jurisdiction. In connection with the foregoing, each party (y) will promptly notify the other party in writing of any communication received by that party or its Affiliates from any Governmental Entity, and subject to applicable Law, provide the other party with a copy of any such written communication (or written summary of any oral communication), and (z) not participate in any substantive meeting or discussion with any Governmental Entity in respect of any filing, investigation or inquiry concerning the transactions contemplated by this Agreement unless it consults with the other party in advance, and to the extent permitted by such Governmental Entity, give the other party the opportunity to attend and participate thereat.

     (c) In connection with and without limiting the foregoing, the Purchaser and the Company will (i) take all action reasonably necessary to ensure that no state takeover statute or similar statute or regulation is or becomes applicable to the Merger, this Agreement or any of the other transactions contemplated hereby and (ii) if any such statute or regulation becomes applicable hereto, take all action reasonably necessary to ensure that the Merger and the other transactions contemplated hereby may be consummated as promptly as reasonably practicable on the terms contemplated by this Agreement and otherwise to minimize or eliminate the effect of such statute or regulation on the Merger and the other transactions contemplated by this Agreement. The Company and the Purchaser will each furnish to one another and to their respective counsel all such information as may be required in order to accomplish the foregoing actions.

     Section 5.2 Interim Operations. Except as set forth in Schedule 5.2 of the Disclosure Schedules or as otherwise expressly contemplated or permitted hereby or as consented to in writing by the Purchaser, from the date hereof until the Effective Time, the Company will, and will cause the Subsidiary to, conduct its business in all material respects in the ordinary course consistent with past practice and will use its reasonable best efforts to preserve intact its present business organization, assets, licenses, permits, Contracts and relationships with suppliers, customers and others having business relations with it.

     Section 5.3 Shareholder Meeting. As soon as reasonably practicable, the Company will duly call, give notice of, convene and hold a special meeting of its shareholders (the "Shareholder Meeting") for the purpose of obtaining the Shareholder Approval. The Company will set the date for the Shareholder Meeting. Except as required in order to satisfy the fiduciary duties of the Company's Board of Directors under applicable Law, the Company's Board of Directors will recommend approval by its shareholders of this Agreement (the "Recommendation"), will take all lawful action to solicit the Shareholder Approval and will not withdraw the Recommendation.

     Section 5.4 Certain Filings.

     (a) As promptly as reasonably practicable, the Company will prepare and file with the SEC a proxy statement relating to the Shareholder Meeting (together with any amendments thereof or supplements thereto, the "Proxy Statement"). Each of the Company and the Purchaser will furnish all information concerning it and the holders of its capital stock as the other may reasonably request in connection with the preparation of the Proxy Statement. The Company will mail the Proxy Statement to its shareholders as promptly as reasonably practicable and, if necessary, after the Proxy Statement has been so mailed, promptly circulate amended, supplemental or supplemented proxy material, and, if required in connection therewith, resolicit proxies.

     (b) No amendment or supplement to the Proxy Statement will be made by the Company without the approval of the Purchaser. The Company will advise the Purchaser, promptly after it receives notice thereof, of any request by the SEC for amendment of the Proxy Statement, or comments thereon and responses thereto, or requests by the SEC for additional information. The Company will use its reasonable best efforts to prepare and file any such amendments and/or respond to any such requests as promptly as reasonably practicable.

     (c) The Company agrees that the information supplied by the Company for inclusion in the Proxy Statement will not, at (i) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the shareholders of the Company; (ii) the time of the Shareholder Meeting; and (iii) the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) The Purchaser agrees that the information supplied by the Purchaser for inclusion in the Proxy Statement will not, at (i) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the shareholders of the Company; (ii) the time of the Shareholder Meeting; and (iii) the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (e) If at any time prior to the Effective Time, the Company or the Purchaser discovers any information relating to either party or any of their respective officers or directors that should be set forth in an amendment or supplement to the Proxy Statement, so that such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information will promptly provide written notice to the other party hereto and the Company will prepare an appropriate amendment or supplement describing such information that will be promptly filed with the SEC and, to the extent required by Law, disseminated to the shareholders of the Company.

     Section 5.5 Director and Officer Liability.

     (a) From and after the Closing Date, the Purchaser will cause the Surviving Corporation to indemnify, defend and hold harmless each person who is now, or has been at any time prior to the Effective Time, a director or officer of the Company or the Subsidiary (collectively, the "Indemnified Parties") from and against all losses, claims, damages and expenses (including reasonable attorney's fees and expenses) arising out of or relating to actions or omissions, or alleged actions or omissions, occurring at or prior to the Effective Time to the fullest extent permitted from time to time by the Colorado Business Corporation Act.

     (b) Any initial determination required to be made with respect to whether any Indemnified Party may be entitled to indemnification will, if requested by such Indemnified Party, be made by independent legal counsel selected by the Indemnified Party and reasonably satisfactory to the Surviving Corporation.

     (c) Subject to the remainder of this section, to the fullest extent permitted from time to time under the Colorado Business Corporation Act, the Purchaser will cause the Surviving Corporation to pay on an as-incurred basis the reasonable fees and expenses of each Indemnified Party (including reasonable attorney's fees and expenses) in advance of the final disposition of any action, suit, proceeding or investigation that is the subject of the right to indemnification, subject to reimbursement in the event such Indemnified Party is not entitled to indemnification.

     (d) The provisions providing for director and officer indemnification, abrogation of liability and advancement of expenses set forth in the articles of incorporation or bylaws of the Company or any other applicable existing agreement in effect as of the date hereof, will apply to each Indemnified Party with respect to all matters occurring on or prior to the Effective Time. The foregoing will not be deemed to restrict the right of the Surviving Corporation to modify the provisions of its articles of incorporation relating to director and officer indemnification, abrogation of liability or advancement of expenses with respect to events or occurrences after the Closing Date, but such modifications will not adversely affect the rights of the Indemnified Parties hereunder. The Purchaser will cause the Surviving Corporation to honor the provisions of this subsection.

     (e) Subject to any requirements pursuant to applicable insurance policies that might conflict with the provisions of this subsection, in the event any action, suit, investigation or proceeding is brought against any Indemnified Parties and under applicable standards of professional conduct there is a conflict of interest on any significant issue between the position of the Purchaser (or the Surviving Corporation) and an Indemnified Party, the Indemnified Parties may retain counsel, which counsel will be reasonably satisfactory to the Purchaser, and the Purchaser will cause the Surviving Corporation to pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received, provided, however, that (i) the Purchaser or the Surviving Corporation will have the right to assume the defense thereof (which right will not affect the right of the Indemnified Parties to be reimbursed for separate counsel as specified in the preceding sentence); (ii) the Purchaser and the Indemnified Parties will cooperate in the defense of any such matter; and (iii) neither the Purchaser nor the Surviving Corporation will be liable for any settlement effected without its prior written consent which requires either such party to pay any sum of money.

     (f) Upon learning of any loss, claim, damage or expense that may give rise to a claim for indemnity hereunder, any Indemnified Party will promptly notify the Purchaser thereof in writing, but any failure to give such notice will not affect the indemnification obligations of any party under this section unless such failure jeopardizes or prejudices the Purchaser or the Surviving Corporation in any material respect.

     (g) The rights of each Indemnified Party hereunder will be in addition to any other rights such Indemnified Party may have under the articles of incorporation or bylaws of the Surviving Corporation or any of their respective subsidiaries, under the Colorado Business Corporation Act, under agreements in effect as of the date hereof or otherwise. Notwithstanding anything to the contrary contained in this Agreement or otherwise, the provisions of this section will survive the consummation of the Merger, and each Indemnified Party will, for all purposes, be a third party beneficiary of the covenants and agreements contained in this section and, accordingly, will be treated as a party to this Agreement for purposes of the rights and remedies relating to enforcement of such covenants and agreements and will be entitled to enforce any such rights and exercise any such remedies directly against the Purchaser and the Surviving Corporation.

     Section 5.6 Public Announcements. The initial press releases, if any, issued by each party announcing the Merger and the transactions contemplated by this Agreement will be in a form that is mutually acceptable to the Purchaser and the Company. Thereafter, the Purchaser and the Company will consult with one another before issuing any press releases or otherwise making any public announcements (including communications with employees) with respect to the transactions contemplated by this Agreement, and except as may be required by fiduciary duties, applicable Law or by the rules and regulations of the SEC or of the National Association of Securities Dealers in connection with the trading of the Shares on the over-the-counter market, will not issue any such press release or make any such announcement prior to such consultation.

     Section 5.7 Access to Information. The Company will, and will cause the Subsidiary to, afford the Purchaser and its officers, employees, agents and representatives full access to all premises, properties, employees, information, books, records, Contracts and documents of or pertaining to the Company and the Subsidiary.

     Section 5.8 Notice of Developments. The Company and the Purchaser will each give prompt written notice to the other of the occurrence of any event that would reasonably be expected to result in a Material Adverse Effect on either party. Each of the Company and the Purchaser will give prompt written notice to the other of the occurrence or failure to occur of an event that would, or, with the lapse of time would reasonably be expected to cause any condition to the consummation of the Merger not to be satisfied.

                                   ARTICLE VI
                  CONDITIONS TO THE CONSUMMATION OF THE MERGER

     Section 6.1 Conditions to the Obligations of Each Party. The respective obligations of each party to consummate the Merger and the other transactions contemplated hereby are subject to the satisfaction at or prior to the Closing Date of each of the following conditions:

     (a) the Company will have obtained the Shareholder Approval; and

     (b) no order, decree, ruling, judgment or injunction will have been enacted, entered, promulgated or enforced by any Governmental Entity of competent jurisdiction that prohibits the Merger and the consummation of the transactions contemplated by this Agreement substantially on the terms contemplated hereby, and continue to be in effect.

     Section 6.2 Conditions to the Obligations of the Company. The obligations of the Company to consummate the Merger and the other transactions contemplated hereby are subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived by the Company:

     (a) the representations and warranties of the Purchaser set forth in
Article IV will be true and correct in all material respects, in each case as of the Effective Time (except to the extent expressly made as of an earlier date, in which case, as of such date);

     (b) the Purchaser will have performed or complied with in all material respects all covenants and obligations required to be performed or complied with by it under this Agreement at or prior to the Effective Time; and

     (c) the Purchaser will have delivered to the Company a certificate, dated as of the Closing Date and signed by an executive officer, certifying the satisfaction of the conditions set forth.

     Section 6.3 Conditions to the Obligations of the Purchaser. The obligations of the Purchaser to consummate the Merger and the other transactions contemplated hereby are subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived by the
Purchaser:

     (a) the representations and warranties of the Company set forth in Article III will be true and correct in all material respects, in each case as of the Effective Time (except to the extent expressly made as of an earlier date, in which case, as of such date);

     (b) the Company will have performed or complied with in all material respects all obligations required to be performed or complied with by it under this Agreement at or prior to the Effective Time;

     (c) from the date of this Agreement to the Effective Time, there will not have been any event or development that has or could, individually or in the aggregate, have a Material Adverse Effect with respect to the Company;

     (d) the Company will have delivered to the Purchaser a certificate, dated as of the Closing Date and signed by an executive officer, certifying the satisfaction of the conditions set forth above; and

     (e) no new claim, action, suit, proceeding or investigation will be pending or threatened against the Company or the Subsidiary that relates to the transactions contemplated by this Agreement or that otherwise may reasonably be expected to have a Material Adverse Effect with respect to the Company.

                                   ARTICLE VII
                                   TERMINATION

     Section 7.1 Termination. This Agreement may be terminated at any time prior to the Effective Time:

     (a) by mutual written agreement of the Purchaser and the Company;

     (b) by either the Purchaser or the Company, if:

          (i) the Merger has not been consummated by January 31, 2003 (the "Outside Date") provided that the party seeking to terminate this Agreement pursuant to this clause has not breached in any material respect its obligation under this Agreement in any manner that has substantially contributed to the failure to consummate the Merger on or before the Outside Date;

          (ii) (A) an order, decree, ruling, judgment or injunction has been entered by a Governmental Entity of competent jurisdiction permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger and such order, decree, ruling, judgment or injunction has become final and non-appealable, and (B) the party seeking to terminate this Agreement pursuant to this clause has used its reasonable best efforts to remove such order, decree, ruling, judgment or injunction; or

          (iii) at the Shareholder Meeting (including any adjournment or postponement thereof), the Shareholder Approval will not have been obtained, unless such failure to obtain the Shareholder Approval is the result of a material breach of this Agreement by the party seeking to terminate this Agreement;

     (c) by the Company if (i) the Purchaser (A) breaches or fails to perform or comply with any of its material covenants and agreements contained herein, or
(B) breaches its representations and warranties in any material respect such that the conditions in Section 6.1 or 6.2 would not be satisfied, and such breach is not cured within 20 days after written notice of such breach is given by the Company, or (ii) subject to compliance with the provisions of Section 5.3, if the Company's Board of Directors has withdrawn the Recommendation; and

     (d) by the Purchaser if (i) the Company (A) breaches or fails to perform or comply with any of its material covenants and agreements contained herein, or
(B) breaches its representations and warranties in any material respect such that the conditions in Section 6.1 or 6.3 would not be satisfied, and such breach is not cured within 20 days after written notice of such breach is given by the Purchaser, (ii) the Company's Board of Directors has withdrawn the Recommendation, or (iii) a claim, action, suit, proceeding or investigation is filed, instituted, commenced or threatened against the Company or the Subsidiary on or after the date of this Agreement that relates to the transactions contemplated by this Agreement or that otherwise may reasonably be expected to have a Material Adverse Effect with respect to the Company.

     Section 7.2 Effect of Termination. If any party terminates this Agreement pursuant to Section 7.1, all rights and obligations of the parties hereunder will terminate without any liability of any party to any other party, except for any liability of any party then in breach, provided that the provisions of this section, Section 7.3 and Article VIII will remain in full force and effect and survive any termination of this Agreement.

     Section 7.3 Fees and Expenses. All fees and expenses incurred in connection with the transactions contemplated hereby will be paid by the party incurring such expenses, whether or not the Merger is consummated.

                                  ARTICLE VIII
                                  MISCELLANEOUS

     Section 8.1 Nonsurvival of Representations and Warranties. None of the representations and warranties contained in this Agreement or in any certificate, instrument or other writing delivered pursuant to this Agreement will survive the Merger or the termination of this Agreement. Only the covenants contained in Article I and Article II, Section 5.5, Section 7.2, Section 7.3 and
Article VIII will survive the Effective Time.

     Section 8.2 Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations provided by this Agreement will be assigned by any of the parties (whether by operation of Law or otherwise) without the prior written consent of the other parties; provided, however, that the Purchaser may assign all or any portion of its rights, interests or obligations hereunder to one or more Affiliates of the Purchaser. Subject to the preceding sentence, this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 8.3 Amendment. This Agreement may be amended by the execution and delivery of a written instrument by or on behalf of the Purchaser and the Company at any time before or after the Shareholder Approval, provided that after obtaining the Shareholder Approval, no amendment to this Agreement will be made without the approval of the shareholders of the Company if and to the extent such approval is required under the Colorado Business Corporation Act.

     Section 8.4 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable Law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     Section 8.5 Extension of Time; Waiver. At any time prior to the Effective Time, the parties may extend the time for performance of or waive compliance with any of the covenants, agreements or conditions of the other party to this Agreement, and may waive any breach of the representations or warranties of such other party. No agreement extending or waiving any provision of this Agreement will be valid or binding unless it is in writing and is executed and delivered by or on behalf of the party against which it is sought to be enforced.

     Section 8.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all such counterparts taken together will constitute one and the same Agreement.

     Section 8.7 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and will not constitute a part of this Agreement.

     Section 8.8 Notices. Any notice, request, instruction or other document to be given hereunder will be in writing and delivered personally or sent by registered or certified mail (postage prepaid) or by facsimile, according to the instructions set forth below. Such notices will be deemed given: at the time delivered by hand, if personally delivered; three business days after being sent by registered or certified mail; and at the time when receipt is confirmed by the receiving facsimile machine if sent by facsimile, as follows:

       If to the Purchaser, to:           Pak Mail Acquisition Corp.
                                          701 Harger Road
                                          Oak Brook, Illinois 60523
                                          Attn.: F. Edward Gustafson
                                          Facsimile: (630) 571-0959

       With a copy (which will
        not constitute notice), to:       Jenner & Block, LLC
                                          One IBM Plaza
                                          Chicago, Illinois 60611
                                          Attn.: Thomas A. Monson
                                          Facsimile: (312) 840-8711

       If to the Company, to:             Pak Mail Centers of America, Inc.
                                          7173 South Havana Street
                                          Suite 600
                                          Englewood, Colorado  80112
                                          Attn.:  P. Evan Lasky
                                          Facsimile:  (800) 336-7363

       With a copy (which will
        not constitute notice), to:       Perkins Coie LLP
                                          1899 Wynkoop, Suite 700
                                          Denver, CO 80202-1043
                                          Attn.: Kim I. McCullough
                                          Facsimile: (303) 291-2400

or to such other address or to the attention of such other party that the recipient party has specified by prior written notice to the sending party in accordance with the preceding.

     Section 8.9 No Third-Party Beneficiaries. Except as provided pursuant to
Section 5.5, the terms and provisions of this Agreement will not confer third-party beneficiary rights or remedies upon any person or entity other than the parties hereto and their respective successors and permitted assigns.

     Section 8.10 Entire Agreement. This Agreement, the Disclosure Schedules and the other documents referred to herein collectively constitute the entire agreement among the parties and supersede any prior and contemporaneous understandings, agreements or representations by or among the parties, written or oral, that may have related in any way to the subject matter hereof.

     Section 8.11 Governing Law. THIS AGREEMENT AND THE DISCLOSURE SCHEDULES WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF

COLORADO, WITHOUT GIVING EFFECT TO ANY LAW OR RULE THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF COLORADO TO BE APPLIED.

                                    * * * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first set forth above.


                           PAK MAIL CENTERS OF AMERICA, INC.


                           By:       /s/ P. Evan Lasky
                                     -------------------------------------------

                           Its:      President and Chief Executive Officer
                                     -------------------------------------------


                           PAK MAIL ACQUISITION CORP.


                           By:        /s/ F. Edward Gustafson
                                      ------------------------------------------

                           Its:       President
                                      ------------------------------------------

                                     ANNEX B

                               FIRST AMENDMENT TO
                          AGREEMENT AND PLAN OF MERGER

     This FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this "Amendment"), dated as of October 28, 2002, is made by and between Pak Mail Centers of America, Inc., a Colorado corporation (the "Company"), and Pak Mail Acquisition Corp., a Colorado corporation (the "Purchaser").

                                    RECITALS
                                    --------

     A.The parties hereto (the "Parties") are the Parties to that certain Agreement and Plan of Merger, dated as of October 17, 2002 (the "Merger Agreement") by and between the Company and the Purchaser.

     B.The Parties now wish to amend the Merger Agreement to modify the capitalization information provided therein.

     NOW THEREFORE, in consideration of the mutual agreements contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

     Section 1. Definitions. Unless otherwise defined herein, capitalized terms used herein have the respective meanings set forth in the Merger Agreement.

     Section 2. Amendments to the Merger Agreement. Section 1.7(d) is hereby deleted in its entirety, and the following is inserted in place thereof:

          "(d) At the Effective Time, each issued and outstanding share of Series C preferred stock, without par value, of the Company will become one issued and outstanding share of Series C preferred stock, without par value, of the Surviving Corporation."

Section 3.5(a) of the Merger Agreement is hereby deleted in its entirety, and the following is inserted in place thereof:

          "(a) The authorized capital stock of the Company consists of 200,000,000 Shares and 10,000,000 shares of the Company's preferred stock, without par value, of which 1,500 are designated as Series A preferred stock, 1,000 are designated as Series B preferred stock and 2,500 are designated as Series C preferred stock. As of the close of business on October 15, 2002, (i) 3,877,737 Shares were issued and outstanding and no Shares were held in treasury and (ii) no shares of Series A preferred stock were issued, outstanding or held in treasury, (iii) no shares of Series B preferred stock were issued, outstanding or held in treasury and (iv) 2,216.668 shares of Series C preferred stock (the "Preferred Shares") were issued and outstanding and no Preferred Shares were held in treasury. As of the close of business on October 15, 2002, Options to acquire an aggregate of 108,160 Shares were outstanding under the Option Plans. All outstanding shares of the capital stock of the Company have been duly authorized and validly issued, and are fully paid, non-assessable and free of preemptive rights."

     Section 3. Effect. Except as amended hereby, the Merger Agreement shall remain in full force and effect in all respects.

     Section 4. Representations. Each of the Parties hereto represents to the other that (i) the execution, delivery and performance of this Amendment are within its corporate powers, (ii) except for the adoption of this Amendment by the affirmative vote of a majority in voting interests of the outstanding shares of the Parties, this Amendment has been duly authorized by all necessary corporate action, and (iii) this Amendment has been duly and validly executed and delivered.

     Section 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all such counterparts taken together shall constitute one and the same agreement.

     Section 6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO, WITHOUT GIVING EFFECT TO ANY LAW OR RULE THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF COLORADO TO BE APPLIED.

                                       ***

     IN WITNESS WHEREOF, the Amendment has been duly executed by the Parties hereto as of the day and year first written above.

PAK MAIL CENTERS OF AMERICA, INC.


By :  /s/ P. Evan Lasky
      -----------------------------------------
          P. Evan Lasky
          President and Chief Executive Officer


PAK MAIL ACQUISITION CORP.


By :  /s/ F. Edward Gustafson
      -----------------------------------------
          F. Edward Gustafson
          President

                                     ANNEX C


           o 2029 CENTURY PARK EAST, SUITE 820 o LOS ANGELES, CA 90067
                      o 310-284-8008 o FAX 310-284-8130 o

DUFF & PHELPS


October 23, 2002

Board of Directors
Pak Mail Centers of America, Inc.
7173 S. Havana Street, Suite 600
Englewood, CO 80112

Ladies and Gentleman:

Duff & Phelps ("Duff & Phelps") has been engaged by Pak Mail Centers of America, Inc. ("Pak Mail" or the "Company") to act as financial advisor to the Board of Directors of the Company in connection with a contemplated transaction (the "Transaction"), as summarized below. Specifically, Duff & Phelps has been engaged to provide an opinion (the "Opinion") as to whether the price to be paid to the minority common shareholders of the Company is fair to the minority common shareholders from a financial point of view.

Transaction Overview
--------------------

It is our understanding that the Transaction will be structured as a merger whereby an acquisition subsidiary formed by D.P. Kelly & Associates, L.P. and Pak Mail Investment Partnership L.P. (collectively the "Purchasers") would merge with and into the Company. According to the Company's filings with the United States Securities and Exchange Commission, the Company has 3,877,737 shares of common stock outstanding and 2,216.668 shares of Series C Preferred Stock outstanding. The Purchasers together own 2,897,078 shares (74.7%) of the Company's common stock and 2,216.668 shares (100%) of the Series C Preferred Stock. In the merger, each share of the Company's common stock, other than shares owned by the Purchasers or their affiliates, totaling 980,659 shares or (25.3%), would be canceled and converted into the right to receive $0.0516 in cash.

In connection with the Transaction, we understand that the Company intends to file a certificate with the United States Securities and Exchange Commission to terminate its public company reporting obligations under Section 15(d) of the Securities Exchange Act of 1934. Pak Mail also intends to de-list its common stock and terminate public market trading therein.


Due Diligence
-------------

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Our due diligence with regards to the Transaction is summarized below.

o Met with certain members of senior management of Pak Mail to discuss the history, financial condition, future prospects and projected performance of the Company;

o Visited the Company's headquarters and training centers in Englewood, Colorado and Pak Mail retail stores located in Englewood, Colorado and Anaheim, California;

o Reviewed the Company's audited financial statements for fiscal year 1996 through 2001 and internal financial statements for the nine months ended August 31, 2002;

o Reviewed the Company's financial projections for fiscal years 2002 through 2006, as prepared by management;

o Reviewed various other Company documents including, but not limited to SEC filings (10Ks, 10Qs, etc.), franchise agreements, offering circulars and other relevant Company information; and

o Reviewed the historical trading price and trading volume of Pak Mail common stock;

o    Reviewed certain articles and press releases regarding Pak Mail;

o Reviewed agreement and plan of merger related to the Transaction as provided by management of Pak Mail;

o Reviewed economic and industry information and conducted such studies, analyses and investigations as we deemed appropriate.

Our Opinion is based upon an analysis of the foregoing in light of our assessment of the general, economic and financial market conditions, as they can be evaluated by us, as of the date hereof. Events occurring after the date hereof could materially affect the assumptions used in preparing our Opinion. Duff & Phelps has not previously provided financial advisory services to the Company.

In connection with our Opinion, with your permission and without any independent verification, we have assumed that all information reviewed by us with respect to the Company, whether supplied by Pak Mail or obtained by us from publicly available sources, is true, correct and complete in all material respects and does not contain any untrue statements of material fact or omit to state a material fact necessary to make the information supplied to us not misleading. Any inaccuracies in or omissions from the information on which we relied could materially affect our Opinion. Furthermore, we have assumed that there has been no material change in the assets, financial condition, business, or prospects of the Company since the date of the most recent financial statements made available to us.

In rendering this Opinion, we have assumed that the Transaction occurs on terms that are described in the Agreement and Plan of Merger and that Pak Mail has complied with all applicable federal, state, and local regulations and laws. It should be recognized that we are not making any recommendation as to whether the shareholders of the Company should vote in favor of the Transaction or any other matter. Any summary of, or reference to, the Opinion, any verbal presentation with respect thereto, or other references to Duff & Phelps in connection with the Transaction, will in each instance be subject to Duff & Phelps' prior review and written approval (which shall not be unreasonably withheld). The Opinion will not be included in, summarized or referred to in any manner in any materials distributed to the public or the security holders of the Company, or filed with or submitted to any governmental agency, without Duff & Phelps' express, prior written consent (which shall not be unreasonably withheld).

The Opinion is delivered subject to the conditions, scope of engagement, limitations and understandings set forth in the Opinion and our engagement letter, and subject to the understanding that the obligations of Duff & Phelps in the Transaction are solely corporate obligations, and no officer, director, employee, agent, shareholder or controlling person of Duff & Phelps shall be subjected to any personal liability whatsoever to any person, nor will any such claim be asserted by or on behalf of you or your affiliates.

Conclusion

Based on our analysis, and relying on the accuracy and completeness of all information provided to us, it is our opinion that, as of this date, the price to be paid to the minority common shareholders of the Company is fair to the minority common shareholders from a financial point of view.

                                     Respectfully submitted,


                                     /s/ Duff & Phelps
                                     -----------------


                                     DUFF & PHELPS

                                     ANNEX D

                     TITLE 7. CORPORATIONS AND ASSOCIATIONS
                                  CORPORATIONS
                         COLORADO BUSINESS CORPORATIONS
                         ARTICLE 113. DISSENTERS' RIGHTS
                  PART 1. RIGHT OF DISSENT - PAYMENT FOR SHARES

7-113-101. Definitions

For purposes of this article:

(1) "Beneficial Shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record Shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a Shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record Shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the Shareholder as provided in section 7-107-204.

(7) "Shareholder" means either a record Shareholder or a beneficial Shareholder.

7-113-102. Right to dissent

(1) A Shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the Shareholder's shares in the event of any of the following corporate actions: (a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the Shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a Shareholder vote is required under section 7-112-102(1); and

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the Shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2).

(1.3) A Shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand Shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the Shareholders entitled to receive notice of the Shareholders' meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine Shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of Shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the Shareholder will receive for the Shareholder's shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand Shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) Deleted by Laws 1996, H.B.96-1285, (S) 30, eff. June 1, 1996.

(2.5) A Shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the Shareholder's shares in the event of a reverse split that reduces the number of shares owned by the Shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A Shareholder is entitled to dissent and obtain payment of the fair value of the Shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the Board of Directors.

(4) A Shareholder entitled to dissent and obtain payment for the Shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the Shareholder or the corporation.

7-113-103. Dissent by nominees and beneficial owners

(1) A record Shareholder may assert dissenter's rights as to fewer than all the shares registered in the record Shareholder's name only if the record Shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record Shareholder asserts dissenter's rights. The rights of a record Shareholder under this subsection (1) are determined as if the shares as to which the record Shareholder dissents and the other shares of the record Shareholder were registered in the names of different Shareholders.

(2) A beneficial Shareholder may assert dissenter's rights as to The shares held on the beneficial Shareholder's behalf only if:

(a) The beneficial Shareholder causes the corporation to receive the record Shareholder's written consent to the dissent not later than the time the beneficial Shareholder asserts dissenter's rights; and

(b) The beneficial Shareholder dissents with respect to all shares beneficially owned by the beneficial Shareholder.

(3) The corporation may require that, when a record Shareholder dissents with respect to the shares held by any one or more beneficial Shareholders, each such beneficial Shareholder must certify to the corporation that the beneficial Shareholder and the record Shareholder or record Shareholders of all shares owned beneficially by the beneficial Shareholder have asserted, or will timely assert, dissenter's rights as to all such shares as to which there is no limitation on the ability to exercise dissenter's rights. Any such requirement shall be stated in the dissenter's notice given pursuant to section 7-113-203.

                     TITLE 7. CORPORATIONS AND ASSOCIATIONS
                                  CORPORATIONS
                         COLORADO BUSINESS CORPORATIONS
                         ARTICLE 113. DISSENTERS' RIGHTS
              PART 2. PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

7-113-201. Notice of dissenter's rights

(1) If a proposed corporate action creating dissenter's rights under section 7-113-102 is submitted to a vote at a Shareholders' meeting, the notice of the meeting shall be given to all Shareholders, whether or not entitled to vote. The notice shall state that Shareholders are or may be entitled to assert dissenter's rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to Shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the Shareholders' meeting for which the notice was to have been given, but any Shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the Shareholder's shares under this article by reason of the Shareholder's failure to comply with the provisions of section 7- 113-202(1).

(2) If a proposed corporate action creating dissenter's rights under section 7-113-102 is authorized without a meeting of Shareholders pursuant to section 7-107-104, any written or oral solicitation of a Shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that Shareholders are or may be entitled to assert dissenter's rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to Shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a Shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any Shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the Shareholder's shares under this article by reason of the Shareholder's failure to comply with the provisions of section 7- 113-202(2).

7-113-202. Notice of intent to demand payment

(1) If a proposed corporate action creating dissenter's rights under section 7-113-102 is submitted to a vote at a Shareholders' meeting and if notice of dissenter's rights has been given to such Shareholder in connection with the action pursuant to section 7-113-201(1), a Shareholder who wishes to assert dissenter's rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the Shareholder's intention to demand payment for the Shareholder's shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenter's rights under section 7-113-102 is authorized without a meeting of Shareholders pursuant to section 7-107-104 and if notice of dissenter's rights has been given to such Shareholder in connection with the action pursuant to section 7-113-201(2) a Shareholder who wishes to assert dissenter's rights shall not execute a writing consenting to the proposed corporate action.

(3) A Shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the Shareholder's shares under this article.

7-113-203. Dissenter's notice

(1) If a proposed corporate action creating dissenter's rights under section 7-113-102 is authorized, the corporation shall give a written dissenter's notice to all Shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenter's notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenter's rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

7-113-204. Procedure to demand payment

(1) A Shareholder who is given a dissenter's notice pursuant to section 7- 113-203 and who wishes to assert dissenter's rights shall, in accordance with the terms of the dissenter's notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and

(b) Deposit the Shareholder's certificates for certificated shares.

(2) A Shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a Shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the Shareholder's exercise of dissenter's rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

(4) A Shareholder who does not demand payment and deposit the Shareholder's share certificates as required by the date or dates set in the dissenter's notice is not entitled to payment for the shares under this article.

7-113-205. Uncertificated shares

(1) Upon receipt of a demand for payment under section 7-113-204 from a Shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to Shareholders who own uncertificated shares.

7-113-206. Payment

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenter's rights under section 7-113- 102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of Shareholders for the record Shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to Shareholders, a statement of changes in Shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to Shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's right to demand payment under section 7-113-209; and

(e) A copy of this article.

7-113-207. Failure to take action

(1) If the effective date of the corporate action creating dissenter's rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenter's rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenter's notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action

(1) The corporation may, in or with the dissenter's notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to Shareholders of the terms of the proposed corporate action creating dissenter's rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenter's rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenter's rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7- 113-206(2).

7-113-209. Procedure if dissenter is dissatisfied with payment or offer

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113- 206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection
(1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

                     TITLE 7. CORPORATIONS AND ASSOCIATIONS
                                  CORPORATIONS
                         COLORADO BUSINESS CORPORATIONS
                         ARTICLE 113. DISSENTERS' RIGHTS
                      PART 3. JUDICIAL APPRAISAL OF SHARES

7-113-301. Court action

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of Shareholders for the record Shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. Court costs and counsel fees

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                                      PROXY

                        PAK MAIL CENTERS OF AMERICA, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD __________, 200_

     The undersigned hereby constitutes and appoints P. Evan Lasky the true and lawful attorney and proxy of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of $0.001 par value common stock of Pak Mail Centers of America, Inc. (the "Company") at the Special Meeting of Shareholders (the "Meeting") to be held at the offices of Pak Mail, 7173 South Havana Street, Suite 600, Englewood, Colorado 80112, on ____, _______, 200_, at 9:00 a.m. Mountain Time, and at all adjournments thereof for the following purposes:

     1. To consider and vote upon the Agreement and Plan of Merger, dated as of October 17, 2002, as amended as of October 28, 2002, by and between Pak Mail and Pak Mail Acquisition Corp., and the transactions contemplated thereby, including the merger of Pak Mail Acquisition Corp. with and into Pak Mail, with Pak Mail as the surviving corporation:


                  [  ] FOR

                  [  ] AGAINST

                  [  ] ABSTAIN


     2. In his discretion, the Proxy is authorized to vote upon such other business as properly may come before the Meeting.

     The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said attorney and proxy lawfully may do by virtue hereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE SPECIAL MEETING OF SHAREHOLDERS AS DIRECTED BY THE BOARD OF DIRECTORS.

     It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Special Meeting of Shareholders to the undersigned. The proxy and attorney intend to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement furnished therewith.

                                                  Dated and Signed:

                                                                         , 2002
                                         -------------------------------


                                          Signature(s) should agree with the
                                         name(s) stenciled hereon. Executors,
                                        administrators, trustees, guardians and
                                           attorneys should so indicate when
                                        signing. Attorneys should submit powers
                                                     of attorney.